UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gran Tierra Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GRAN TIERRA ENERGY INC.

900,520-3 Avenue S.W.

Calgary, Alberta T2P 0R3 Canada

(403) 265-3221

NOTICE OF MEETING

ANNUAL MEETING OF THE STOCKHOLDERS OF GRAN TIERRA ENERGY INC.

Date:	Wednesday, May 3, 2017
Time:	3:00 p.m. (Mountain Time)
Place:	Centennial Place, 3rd Floor, West Tower, 250 - 5 Street SW, Calgary, Alberta, Canada T2P 0R4

The business of the meeting is to:

1.	Elect the seven nominees specified in the accompanying proxy statement to serve as directors.

2.	Ratify the appointment of Deloitte LLP as Gran Tierra’s independent registered public accounting firm for 2017.

3.	Approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in the accompanying proxy statement.

4.	To indicate, on an advisory basis, the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers.

5.	Conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The notice and the attached proxy statement are first being mailed to our stockholders beginning on March 21, 2017. The record date for the annual meeting is March 9, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

This year, we are using the “Notice and Access” method of providing proxy materials to our stockholders. We believe this process will provide our stockholders with a convenient way to access the proxy materials and vote, while allowing us to lower the costs of printing and distributing the proxy materials and reduce the environmental impact of our meeting. We will mail to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of a paper copy of our proxy materials. Stockholders receiving the Notice may review the proxy materials online or request a paper copy by following the instructions set forth in the Notice.

Please submit your proxy or voting instructions on the Internet or by telephone promptly by following the instructions about how to view the proxy materials on your Notice of Internet Availability of Proxy Materials so that your shares can be voted, regardless of whether you expect to attend the annual meeting. If you received your proxy materials by mail, you may submit your proxy or voting instructions on the Internet or by telephone, or you may submit your proxy by marking, dating, signing and returning the enclosed proxy/confidential voting instruction card. If you attend the annual meeting, you may withdraw your proxy and vote in person.

By order of the Board of Directors

/s/ Gary S. Guidry

Gary S. Guidry
President and Chief Executive Officer

Calgary, Alberta, Canada

March 20, 2017

PROXY STATEMENT TABLE OF CONTENTS

TO OUR STOCKHOLDERS,

We invite you to attend the Annual Meeting of Gran Tierra Energy Inc., which will be held at Centennial Place, 3rd Floor, West Tower, 250 - 5 Street SW, Calgary, Alberta, Canada T2P 0R4 on May 3, 2017 at 3:00 p.m. Mountain Time.

2016 represents the first full year in which the new leadership team, established in May 2015, has been delivering on our focused strategy resulting in a number of notable accomplishments:

•	We transformed our portfolio through four strategic, accretive acquisitions in Colombia in 2016 (three completed, one pending), which established a dominant land position in the highly prospective, underexplored Putumayo Basin and a new core area in the prolific Middle Magdalena Valley Basin;

•	Our transformed portfolio delivered significant reserves growth during 2016; and

•	Our average working interest production before royalties in 2016 increased to 27,062 BOEPD, 16% higher than 2015’s average working interest production before royalties of 23,401 BOEPD.

The Compensation Discussion and Analysis that begins on page 42 of the Proxy Statement describes our executive compensation program and shows how our executives’ compensation is linked to the Company’s performance. You will also find discussions of the qualifications of our director candidates, and why we believe they are the right people to represent you, starting on page 12.

Your vote is important. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the internet, telephone or mail.

Thank you for your support and continued interest in Gran Tierra Energy Inc.

Sincerely,

/s/ Gary S. Guidry

Gary S. Guidry
President and Chief Executive Officer

March 20, 2017

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere within this proxy statement. You should read the entire proxy statement carefully and consider all information before voting. Page references are supplied to help you find further information in this proxy statement. This summary does not contain all of the information you should consider, and we encourage you to read the entire proxy statement before voting.

References to “we”, “us”, “our”, “Gran Tierra” or the “Company” are to Gran Tierra Energy Inc.

2017 Annual Meeting of Stockholders

Date:	May 3, 2017
Time:	3:00 p.m. (Mountain Time)
Place:	Centennial Place, 3rd Floor, West Tower, 250 - 5 Street SW, Calgary, Alberta, Canada T2P 0R4
Record Date:	March 9, 2017

Voting Matters and Board Recommendations

Board Vote
Voting Matter	Recommendation

Proposal 1: Election of Directors (page 12)

The Board and the Nominating and Corporate Governance Committee believe that each of the director nominees possesses the necessary qualifications and skills to provide effective oversight of the business and quality advice and counsel to our management team.

FOR EACH NOMINEE

Proposal 2: Ratification of Selection of Independent Auditors (page 34)

The Board and the Audit Committee believe that the continued retention of Deloitte LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.

FOR

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation (page 37)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Compensation Discussion and Analysis section beginning on page 42 and the Compensation Tables section beginning on page 55. Our executive compensation program reflects our philosophy of aligning executive compensation with the interests of our stockholders and a commitment to pay for performance.

FOR

Proposal 4: Advisory Vote on the Frequency of Solicitation of Advisory Vote to Approve Named Executive Officer Compensation (page 38)

The Company seeks a non-binding advisory vote from its stockholders to indicate the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers. An annual vote will give stockholders an opportunity to provide real-time feedback to the Company on its pay practices.

EVERY YEAR

1

Fiscal 2016 Business Highlights

Gran Tierra had a transformational year during 2016 in which we expanded, upgraded and diversified our portfolio in Colombia through four strategic and accretive acquisitions: Petroamerica Oil Corp., PetroGranada Colombia Limited, PetroLatina Energy Ltd. and the Ecopetrol 2016 Bid Round, which is expected to close in 2017. The combination of our strong, positive cash-flowing asset base and the acquired attractive portfolio of development opportunities has created a premier Colombia-focused exploration and production company.

•	Our transformed portfolio delivered significant reserves growth during 2016;

•	Increased average working interest (“WI”) production before royalties in 2016 to 27,062 BOEPD, 16% higher than 2015’s average WI production before royalties of 23,401 BOEPD;

•	Demonstrated ongoing strong financial performance in 2016, with full year average operating, transportation and general and administrative (“G&A”) expenses on a per BOE (1) basis decreasing by 9%, 37% and 28%, respectively, compared to 2015; and

•	Maintained financial flexibility with an increased committed borrowing base of $250.0 million, of which only $90.0 million was drawn as of December 31, 2016.

(1)	Per BOE amounts are based on WI sales before royalties. For per BOE amounts based on NAR production, see Gran Tierra’s Annual Report on Form 10-K filed February 28, 2017.

Director Nominees

The following table provides summary information about each director nominee. See pages 13 to 19 for more information.

Director Nominee	Director Since	Age	Committees
Peter Dey	2015	75	Nominating and Corporate Governance Committee
			Compensation Committee
Gary S. Guidry	2015	61
President and CEO
Evan Hazell	2015	58	Health, Safety & Environment Committee
			Reserves Committee
Robert B. Hodgins	2015	65	Board Chairman
			Audit Committee
			Compensation Committee
			Nominating and Corporate Governance Committee
Ronald Royal	2015	67	Audit Committee
			Health, Safety & Environment Committee
			Reserves Committee
David P. Smith	2015	58	Audit Committee
			Health, Safety & Environment Committee
Brooke Wade	2015	63	Compensation Committee
			Nominating and Corporate Governance Committee
			Reserves Committee

2

Corporate Governance

We are committed to good corporate governance practices, which promote the long-term interests of our stockholders and strengthens our Board and management accountability.

Highlights of our corporate governance practices include the following:

Independent Chairman of the Board	Policy prohibiting speculative trading of the Company’s stock
Annual elections of the entire Board	Clawback policy
Majority voting for directors with resignation policy	Stockholders may call special meetings of stockholders
100% independent Committee members	No stockholder rights (“poison pill”) or similar plan
Annual self-evaluation of the Board	Regular executive sessions of independent directors
Stock ownership guidelines for directors and officers	Stockholders have the right to fill director vacancies caused by director removal

Executive Compensation Highlights

Our compensation philosophy and programs are based on the following core principles:

•	attract and retain highly capable individuals and offer competitive compensation opportunities,

•	pay for performance, and

•	align the interests of management with our stockholders

In January 2016, we implemented a new equity compensation program designed to realign our compensation programs with the interests of our stockholders and focus on pay-for-performance. The majority of 2016 executive compensation is considered “at risk” because its value is based on specific performance criteria and payout is not guaranteed. In 2016, 80% of the value of equity awards granted to the Named Executive Officers (“NEOs”) consisted of performance share units (“PSUs) and 20% consisted of stock options.

The following shows the breakdown of 2016 compensation for our NEOs.

Further discussion of how our Company performance in 2016 impacted our Short-Term Incentive (“STIP”) and Long-Term Incentive Plan (“LTIP”) payouts can be found on pages 47 and 50 respectively.

During 2016, we introduced share ownership guidelines for our executive officers which are designed to align their long-term financial interests with those of our stockholders. Additionally, we introduced clawback provisions that permit us to recover executive compensation in the case of fraud or intentional misconduct requiring a material restatement of financial results.

We also continued our robust stockholder engagement, including direct engagement by the Chair of our Compensation Committee and our Chairman of the Board, to discuss the link between pay and performance.

3

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We are sending you these proxy materials because the Board of Directors (the “Board”) of Gran Tierra Energy Inc., a Delaware Corporation (“Gran Tierra”), is soliciting your proxy to vote at the 2017 annual meeting of stockholders, including at any adjournments or postponements of the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, if you are a stockholder of record of our common stock, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet. See “How do I vote” below for further information on how to vote, including if you hold our common stock through a broker in “street name” or hold exchangeable shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. We are sending to our stockholders of record the proxy materials, including this proxy statement and an annual report, or a Notice Regarding the Availability of Proxy Materials (the “Notice”). We intend that our stockholders who hold their stock in “street name” will receive a Notice from their broker, bank or other agent in which they hold the stock in “street name,” unless they have specified otherwise. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials and Notice beginning on March 21, 2017, to all stockholders of record entitled to vote at the annual meeting. We expect that the Notice will be sent to stockholders who hold their stock in “street name” on or about this same date.

How do I attend the annual meeting?

The meeting will be held on Wednesday, May 3, 2017, at 3:00 p.m. (Mountain time) at Centennial Place, 3rd Floor, West Tower, 250 - 5 Street SW, Calgary, Alberta, Canada T2P 0R4. Directions to the annual meeting may be found at http://www.grantierra.com/investor-relations/2017-annual-meeting.html. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 9, 2017, will be entitled to vote at the annual meeting. On this record date, there were 390,815,190 shares of common stock outstanding and entitled to vote, one share of Special A Voting Stock, and one share of Special B Voting Stock. On the record date, the one share of Special A Voting Stock was entitled to 3,387,302 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy Inc., an Alberta corporation (“Gran Tierra Canada”), and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”). On the record date, the one share of Special B Voting Stock was entitled to 4,804,592 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited, an Alberta corporation (“Solana”), and Gran Tierra (the “Solana Exchangeable Shares” and together with the Goldstrike Exchangeable Shares, the “Exchangeable Shares”).

Stockholders of Record: Shares Registered in Your Name

If at the close of business on March 9, 2017, your shares were registered directly in your name with Gran Tierra’s transfer agent, Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the proxy or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.

4

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on March 9, 2017, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and/or these proxy materials if you have received them, are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders Holding Exchangeable Shares

Holders of Goldstrike Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Goldstrike Exchangeable Shares and the Voting Exchange and Support Agreement dated November 10, 2005, (the “Goldstrike Voting Exchange Agreement”) among Goldstrike Inc., 1203647 Alberta Inc., Gran Tierra Goldstrike Inc. and Olympia Trust Company (the “Goldstrike Trustee”). The Goldstrike Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Goldstrike Voting Exchange Agreement, holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to vote their Goldstrike Exchangeable Shares. The Goldstrike Trustee holds the one outstanding share of our Special A Voting Stock, which is entitled to as many votes as there are outstanding Goldstrike Exchangeable Shares on the record date, and may only vote the one share of Special A Voting Stock as directed by the holders of Goldstrike Exchangeable Shares. Holders of Goldstrike Exchangeable Shares who do not hold their Goldstrike Exchangeable Shares in their own name are not entitled to instruct the Goldstrike Trustee as to how to exercise voting rights at the annual meeting. Only holders of Goldstrike Exchangeable Shares whose names appear on the records of Gran Tierra Goldstrike Inc. as the registered holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to exercise voting rights in respect of their Goldstrike Exchangeable Shares at the annual meeting. Holders of Goldstrike Exchangeable Shares may also obtain a proxy from the Goldstrike Trustee to vote their Goldstrike Exchangeable Shares at the annual meeting. Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee in order to exercise their voting rights.

Holders of Solana Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Solana Exchangeable Shares and the Voting and Exchange Trust Agreement dated November 14, 2008, (the “Solana Voting Exchange Agreement”) among Gran Tierra, Gran Tierra Exchangeco Inc. and Computershare Trust Company of Canada (the “Solana Trustee”). The Solana Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Solana Voting Exchange Agreement, holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to vote their Solana Exchangeable Shares. The Solana Trustee holds the one outstanding share of our Special B Voting Stock, which is entitled to as many votes as there are outstanding Solana Exchangeable Shares on the record date, and may only vote the one share of Special B Voting Stock as directed by the holders of Solana Exchangeable Shares. Holders of Solana Exchangeable Shares who do not hold their Solana Exchangeable Shares in their own name are not entitled to instruct the Solana Trustee as to how to exercise voting rights at the annual meeting. Only holders of Solana Exchangeable Shares whose names appear on the records of Gran Tierra Exchangeco Inc. as the registered holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to exercise voting rights in respect of their Solana Exchangeable Shares at the annual meeting. Holders of Solana Exchangeable Shares may also obtain a proxy from the Solana Trustee to vote their Solana Exchangeable Shares at the annual meeting. Holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their voting rights.

If at the close of business on March 9, 2017, your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of instructing your trustee as to how to vote your Exchangeable Shares. As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct your trustee as to how to vote your Exchangeable Shares.

5

What am I voting on?

There are four matters scheduled for a vote:

1.	Election of seven nominees named in the proxy statement to serve on the Board until the next annual meeting and until their respective successors are duly elected and qualified;

2.	Ratification of the appointment of Deloitte LLP as the independent registered public accounting firm for 2017;

3.	Approval, on an advisory basis, of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement; and

4.	Approval, on an advisory basis, of the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers.

What if another matter is properly brought before the annual meeting?

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or “Against” each nominee to the Board. With regard to your advisory vote on how frequently we should solicit stockholder advisory approval of executive compensation, you may vote for any one of the following: every year, every two years, or every three years, or you may abstain from voting on that matter. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy on the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us by 3:00 p.m. (Mountain time) on May 1, 2017, we will vote your shares as you direct.

•	To vote over the telephone, dial 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or proxy card. Your telephone vote must be received by 3:00 p.m. (Mountain time) on May 1, 2017, to be counted.

•	To vote on the internet, go to http://www.investorvote.com/GTE to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice or proxy card. Your internet vote must be received by 3:00 p.m. (Mountain time) on May 1, 2017, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions, or these proxy materials and an annual report and form of proxy, from that organization rather than from Gran Tierra. Simply follow the voting instructions you receive from your broker, bank, or other agent to ensure that your vote is counted. If you have received these proxy materials and voting instructions therein, simply complete and mail the voting instructions to ensure that your vote is counted. Alternatively, if permitted by your broker or bank, you may vote by telephone or on the internet as instructed by your broker, bank or other agent. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

6

Beneficial Owner: Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should have received a voting instruction form with these proxy materials from the Goldstrike Trustee, which is the holder of the one share of Special A Voting Stock. Follow the instructions from the Goldstrike Trustee, or contact the Goldstrike Trustee for further information. Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Manager, Corporate Trust, 600, 530 - 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada, by 3:00 p.m. (Mountain Time) on May 1, 2017, or not less than 48 hours before the time of any adjournment(s) of the annual meeting. Follow the directions on the voting instruction form, which includes how voting instructions may be sent by facsimile transmission.

If you are a holder of record of Solana Exchangeable Shares, you should have received a voting instruction form with these proxy materials from the Solana Trustee, which is the holder of the one share of Special B Voting Stock. Follow the instructions from the Solana Trustee, or contact the Solana Trustee for further information. Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Manager, Corporate Trust, 600, 530 - 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 3:00 p.m. (Mountain Time) on May 1, 2017, or not less than 48 hours before the time of any adjournment(s) of the annual meeting. Follow the directions on the voting instruction form.

If you are a beneficial owner of Exchangeable Shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra. Simply follow the voting instructions in the Notice to ensure that your vote is counted.

We provide telephone and internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 9, 2017. In addition, you have one vote for each Exchangeable Share held as of March 9, 2017, which are represented by the one share of Special A Voting Stock and one share of Special B Voting Stock of Gran Tierra, as applicable. Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee and holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their respective voting rights. Cumulative voting is not permitted.

What if I return a proxy card or otherwise vote but do not make specific choices?

Stockholder of Record; Shares Registered in Your Name

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director, “For” the ratification of the selection of Deloitte LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017, “For” the advisory vote to approve named executive officer compensation, and “Every Year” as your preference for the frequency of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers. If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, your broker or other nominee may not vote your shares on any proposal other than Proposal 2 at the Annual Meeting. See “What are ‘broker non-votes’?” below. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all four proposals.

7

Holder of Exchangeable Shares

If you are a holder of Exchangeable Shares and you do not return a properly filled out voting election, or if you return a signed and dated voting election without marking voting selections, your shares will not be voted.

What happens if I do not vote?

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, over the internet or in person at the annual meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the NYSE MKT (“NYSE MKT”). This year, the only matter with respect to which they may vote your shares without voting instructions is Proposal 2.

There are also non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, bank or other nominee should vote your shares, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

If your shares are held in “street name” and you do not give voting instructions, pursuant to NYSE MKT Company Guide Section 723, the record holder will not be permitted to vote your shares with respect to Proposals 1, 3 or 4. If your shares are held in “street name” and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 2.

Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

Holder of Exchangeable Shares

If you are a holder of Exchangeable Shares and you do not return a properly filled out voting election, or if you return a signed and dated voting election without marking voting selections, your shares will not be voted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees and Georgeson Shareholder Services may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but if Georgeson Shareholder Services solicits proxies it will be paid a fee of approximately $9,200.00. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices or the instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

8

Can I change my vote after submitting my proxy?

Stockholder of Record; Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date, or vote again by telephone or on the internet;

•	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Corporate Secretary at 900, 520 - 3rd Avenue S.W., Calgary, Alberta, T2P 0R3, Canada; or

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Holder of Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should follow the instructions provided by the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares you hold, and if you are a holder of Solana Exchangeable Shares, you should follow the instructions provided by the Solana Trustee with respect to the Solana Exchangeable Shares you hold.

When are stockholder proposals due for next year’s annual meeting?

Stockholders who desire to present proposals at the 2018 annual meeting of stockholders and to have proposals included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 900, 520 - 3rd Avenue S.W., Calgary, Alberta, T2P 0R3, Canada), not later than the close of business on November 21, 2017. If the date of the 2018 annual meeting is changed by more than 30 days from the date of the 2017 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2018 Annual Meeting.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders (other than matters properly brought under Rule 14a-8) at the 2018 annual meeting of stockholders only by sending to our Corporate Secretary a notice containing the information required by our Bylaws. Notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the public announcement of the date of the annual meeting was made by Gran Tierra, notice may be made not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Gran Tierra. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors, votes “For,” “Against” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE MKT to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

9

How many votes are needed to approve each proposal?

•	Proposal No. 1, the election of directors: our bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote “For” or “Against” a nominee’s election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s resignation or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

•	Proposal No. 2, the ratification of the appointment of Deloitte LLP as Gran Tierra’s independent registered public accounting firm for 2017, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” We do not expect that there will be any broker non-votes, as this is a routine matter.

•	Proposal No. 3, the advisory vote to approve named executive officer compensation, as disclosed in this proxy statement, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” Broker non-votes will have no effect.

•	Proposal No. 4, the advisory vote on the frequency of solicitation of an advisory vote to approve named executive officer compensation, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” Broker non-votes will have no effect. Because this proposal has three possible substantive responses (every year, every two years, and every three years), if none of the frequency alternatives receives the vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter, then we will consider stockholders to have approved the frequency that receives a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least a majority of the total number of votes are present at the annual meeting in person or represented by proxy. On the record date, there were 399,007,084 votes that could be cast. Those votes were represented by 390,815,190 shares of common stock outstanding and entitled to vote and 8,191,894 shares of common stock issuable upon exchange of the Exchangeable Shares and therefore entitled to vote through the one share of Special A Voting Stock and one share of Special B Voting Stock. Thus, holders of outstanding shares representing at least 199,503,543 votes must be present in person or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the annual meeting or the holders of a majority of shares present at the annual meeting in person or represented by proxy must adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.

10

What proxy materials are available on the internet?

The notice of meeting, proxy statement and annual report to stockholders are available to view at:

http://www.edocumentview/com/GTE

or

on Gran Tierra’s website at: http://www.grantierra.com

See “How do I vote?” above for voting instructions.

11

CORPORATE GOVERNANCE AND BOARD MATTERS

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors is nominating the seven individuals identified below for election as directors. Unless you specify differently, proxies received will be voted FOR Robert B. Hodgins, Gary S. Guidry, Peter Dey, Evan Hazell, Ronald Royal, David P. Smith and Brooke Wade. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of Gran Tierra. It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting, and a majority of the directors then in office attended the 2016 Annual Meeting of Stockholders.

Directors are elected by a majority of the votes cast by the holders of voting shares at a meeting of stockholders at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes cast. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra. Each person nominated for election has agreed to serve if elected. Gran Tierra’s management has no reason to believe that any nominee will be unable to serve.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED BELOW.

12

NOMINEES FOR DIRECTOR

ROBERT B. HODGINS Age: 65 Calgary, Alberta, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2016 Gran Tierra annual meeting - 97.7%

Mr. Hodgins has been an independent businessman since November 2004. Prior thereto, Mr. Hodgins served as the Chief Financial Officer of Pengrowth Energy Trust (a TSX and NYSE-listed energy trust) from 2002 to 2004. Prior to that, Mr. Hodgins held the position of Vice President and Treasurer of Canadian Pacific Limited (a TSX and NYSE-listed diversified energy, transportation and hotels company) from 1998 to 2002 and was Chief Financial Officer of TransCanada PipeLines Limited (a TSX and NYSE-listed energy transportation company) from 1993 to 1998. Mr. Hodgins received an Honours Bachelor of Arts in Business from the Richard Ivey School of Business at the University of Western Ontario and received a Chartered Accountant designation and was admitted as a member of the Institute of Chartered Accountants of Ontario in 1977 and Alberta in 1991.

Qualifications: Mr. Hodgins’ 30-plus years in the oil and gas industry as an executive and director and his strong reputation in the Canadian business community brings valuable industry and leadership experience to the Board. As a Chartered Accountant and experienced executive in senior financial roles with several Canadian companies, Mr. Hodgins qualifies as one of Gran Tierra’s Audit Committee financial experts.

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Chair	10/10	100%
Audit Committee	Member	5/5	100%
Compensation Committee	Member	5/5	100%
Nominating and Corporate Governance Committee	Member	4/4	100%

Year	Common Shares	DSUs	Stock Options
2016	10,000	38,045	85,000
2015	0	0	85,000

Other Public Board Directorships	Committee Position(s)
AltaGas Ltd. (TSX)	Audit Committee (Chairman)
Governance Committee
EnerPlus Corporation	Audit & Risk Management Committee (Chair)
Corporate Governance & Nominating Committee
MEG Energy Corp. (TSX)	Audit Committee (Chairman)
Compensation Committee

13

PETER J. DEY Age: 75 Toronto, Ontario, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2016 Gran Tierra annual meeting - 87.3%

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	9/9	100%
Audit Committee	Member (1)	5/5	100%
Nominating and Corporate Governance Committee	Chair	4/4	100%
Compensation Committee	Member	5/5	100%

(1) Mr. Dey was a member of the Audit Committee until November 28, 2016.

Mr. Dey has been the Chairman of Paradigm Capital Inc., an investment dealer, since November 2005. Mr. Dey was a Partner of the Toronto law firm Osler, Hoskin & Harcourt LLP, where he specialized in corporate board issues and mergers and acquisitions, from 2001 to 2005, and prior to that from 1985 to 1994 and from 1973 to 1983. From 1994 to 2001, Mr. Dey was Chairman of Morgan Stanley Canada Limited. From 1993 to 1995, Mr. Dey chaired The Toronto Stock Exchange Committee on Corporate Governance in Canada that released the December 1994 report entitled “Where Were the Directors?”, known as the Dey Report. Mr. Dey has also served as Chairman of the Ontario Securities Commission and was Canada’s representative to the OECD Task Force that developed the OECD Principles of Corporate Governance released in May of 1999. Mr. Dey attended Queen’s University, where he earned his Bachelor of Science in 1963 and Dalhousie University, where he earned his Bachelor of Laws degree in 1966. He received his Master of Laws degree from Harvard University in 1967.

Qualifications: With more than 40 years of experience dealing with issues of corporate governance ranging from serving on public boards to private practice as a lawyer, Mr. Dey provides significant value to Gran Tierra. His experience as a director with other public company boards provides significant value to Gran Tierra.

Year	Common Shares	DSUs	Stock Options
2016	20,000	24,253	96,048
2015	20,000	0	85,000

Other Public Board Directorships	Committee Position(s)
Goldcorp Inc.	Governance Committee (Chair)
Compensation Committee
Granite REIT Inc.	Corporate Governance and Nominating Committee
Compensation Committee

14

GARY S. GUIDRY

Age: 61

Calgary, Alberta, Canada

Director since May 2015

Non-Independent Director - President and Chief Executive Officer

Shareholder approval rating at the 2016 Gran Tierra annual meeting - 99.0%

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	10/10	100%

Mr. Guidry is a professional engineer and has more than 35 years of experience developing and maximizing assets in the international oil and gas industry. Mr. Guidry has direct experience managing large, international projects, including assets in Latin America, Africa, the Middle-East and Asia. Prior to joining Gran Tierra, Mr. Guidry was the President and CEO of Caracal Energy, a London Stock Exchange listed Company with operations in Chad, Africa. He held that position from mid-2011 until the Company was acquired by Glencore plc for $1.8 billion in mid-2014. In 2014, Mr. Guidry was awarded the Oil Council Executive of the Year award for his leadership role with Caracal. Prior to Caracal, Mr. Guidry was the President and CEO of Orion Oil and Gas (TSX listed), which operated in western Canada from mid-2009 until mid-2011 when it was sold. From May 2005 until December 2008, he was the President and CEO of Tanganyika Oil Company (TSX listed) which operated in Syria and Egypt. Prior to Tanganyika, Mr. Guidry was CEO of Calpine Natural Gas Trust. Mr. Guidry is an Alberta-registered Professional Engineer and a member of the Association of Professional Engineers and Geoscientists. He received a Bachelor of Science in Petroleum Engineering from Texas A&M University in 1980.

Qualifications: Mr. Guidry, as Chief Executive Officer, is responsible for the operations, financial management and implementation of the Company’s strategy. Mr. Guidry’s extensive experience in the oil and gas industry and international operations developed through his experience as a senior executive at several publicly traded companies brings valuable expertise and perspective to the Board.

Year	Common Shares	RSUs	PSUs	Stock Options
2016	2,482,000	63,334	312,800	790,500
2015	2,320,500	95,000	0	600,000

Other Public Board Directorships	Committee Position(s)
Africa Oil Corp.	Audit Committee
Shamaran Petroleum Corp.	Audit Committee

15

EVAN HAZELL Age: 58 Calgary, Alberta, Canada Director since June 2015 Independent Director Shareholder approval rating at the 2016 Gran Tierra annual meeting - 99.7%

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	10/10	100%
Health, Safety and Environment Committee	Member	4/4	100%
Reserves Committee	Member	2/2	100%

Mr. Hazell has been involved in the global oil and gas industry for over 30 years, initially as a petroleum engineer and then as an investment banker. He also serves as a director of non-profit and community organizations - YMCA Calgary, Calgary Municipal Land Corporation and Opera America. From 1998 to 2011, Mr. Hazell acted as a managing director at several financial institutions including HSBC Global Investment Bank and RBC Capital Markets. Mr. Hazell holds a Bachelor of Applied Science degree from Queen’s University, a Master of Engineering degree from the University of Calgary, and a Master of Business Administration degree from the University of Michigan, and is licensed as a Professional Engineer in Alberta.

Qualifications: Mr. Hazell possesses specific attributes that qualify him to serve as a director, including his extensive experience in the global energy industry as well as in the financial sector. His education in business and engineering provides significant value to Gran Tierra.

Year	Common Shares	DSUs	Stock Options
2016	55,000	32,667	96,408
2015	30,000	0	85,000

Other Public Board Directorships	Committee Position(s)
none

16

RONALD ROYAL Age: 67 Abbotsford, British Columbia, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2016 Gran Tierra annual meeting - 99.7%

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	9/10	89%
Audit Committee	Member	4/5	75%
Health, Safety & Environment Committee	Member	3/4	80%
Reserves Committee	Chair	1/2	50%

(1) Mr. Royal was unable to attend one board meeting and three committee meetings all scheduled on the same day due to hospitalization. Mr. Royal reviewed all the materials in connection with the meetings and provided his input to the Chairman.

Mr. Royal has been a private businessman since April 2007. Mr. Royal has more than 35 years of experience with Imperial Oil Ltd. and ExxonMobil’s international upstream affiliates. From 2011 to 2014, he served on the board of directors of Caracal Energy Inc., and prior to 2010, several other boards of private oil companies. Prior to retiring in 2007, Mr. Royal was President and Production Manager of Esso Exploration and Production Chad Inc. and resided in N’Djamena, Chad from 2002 to 2007. In 2003, he was awarded the title “Chevalier de l’Ordre National du Chad” for his contribution to the economic development of Chad. Mr. Royal received his Bachelor of Applied Science from the University of British Columbia in 1972 and completed the Executive Development Program at Cornell University in 1986. He has been a member of the Association of Professional Engineers and Geoscientists of Alberta since 1972.

Qualifications: Mr. Royal brings to the Board over 35 years of experience in the oil and gas industry, having previously held a variety of management positions both domestically and internationally.

Year	Common Shares	DSUs	Stock Options
2016	254,667	49,130	96,408
2015	88,000	0	85,000

Other Public Board Directorships	Committee Position(s)
Valeura Energy Inc.	Audit Committee
Reserves & Health, Safety and Environment Committee

17

DAVID P. SMITH Age: 58 Toronto, Ontario, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2016 Gran Tierra annual meeting - 99.7%

Mr. Smith is a Chartered Financial Analyst with extensive experience in the investment banking, investment research and management industry and is currently the Chairman of the Board of Directors of Superior Plus Corp. He previously served as a director of Xinergy Ltd. from December 2010 to February 2013, and of Jannock Properties Ltd. from 2000 to January 2011. From March 2004 to August 2015, Mr. Smith served as Chair of the Audit Committee of Superior Plus Corp. Previously, he was Managing Partner of Enterprise Capital Management Inc. Mr. Smith graduated with honors from the University of Western Ontario with a degree in Business Administration in 1981.

Qualifications: Mr. Smith brings to the Board significant financial expertise, having spent his professional career in investment banking, investment research and management. His experience as the Chair and his previous experience as a director and member of the audit committee of other public companies provides valuable perspective to Gran Tierra’s Board. Mr. Smith’s education and experience qualifies him as one of Gran Tierra’s Audit Committee financial experts.

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	10/10	100%
Audit Committee	Chair	5/5	100%
Health, Safety & Environment Committee	Member	4/4	100%

Year	Common Shares	DSUs	Stock Options
2016	130,000	15,473	96,408
2015	0	0	85,000

Other Public Board Directorships	Committee Position(s)
Superior Plus Corp.	Chairman

18

BROOKE WADE Age: 63 Vancouver, British Columbia, Canada Director since June 2015 Independent Director Shareholder approval rating at the 2016 Gran Tierra annual meeting - 97.8%

Mr. Wade is the President of Wade Capital Corporation, a private investment company active in private equity, oil and gas, real estate and industrial businesses. From 1994 until 2005, Mr. Wade was the co-founder and Chairman and Chief Executive Officer of Acetex Corporation, a publicly traded chemical company specializing in acetyls, specialty polymers, and films. In July 2005, Acetex was acquired by Blackstone. Prior to founding Acetex Corporation, Mr. Wade was founding President and Chief Executive Officer of Methanex Corporation. In 1991, Ocelot Industries spun out its oil and gas assets and began a plan of growth through acquisition into what is today Methanex Corporation - the world’s largest methanol producer. Prior to joining Ocelot, he was involved in a number of independent business ventures. Mr. Wade also serves on the boards of several private companies including Novinium, Inc., Belkin Enterprises Ltd., and is a member of the Advisory Board of Northbridge Capital Partners and is a participant of AEA Investors groups of funds. In addition, Mr. Wade is a member of the Dean’s Advisory Council of the John F. Kennedy School of Government at Harvard University and the Buck Advisory Council of The Buck Institute for Research on Aging. Mr. Wade earned a Bachelor of Commerce Degree from the University of Calgary in 1974 and received his Chartered Accountant designation in 1977. In 2012, Mr. Wade became a Fellow of the Institute of Chartered Accountants of British Columbia.

Qualifications: Mr. Wade’s extensive executive experience provides the Board with strong leadership and decision-making capabilities. Having served as Chief Executive Officer of two public companies, Mr. Wade has deep knowledge of key business issues, including finance and capital markets.

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	10/10	100%
Compensation Committee	Chair	5/5	100%
Nominating and Corporate Governance Committee	Member	4/4	100%

Year	Common Shares	DSUs	Stock Options
2016	350,000	49,130	96,408
2015	100,000	0	85,000

Other Public Board Directorships	Committee Position(s)
None

19

Majority Voting Standard

Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote “For” or “Against” a nominee’s election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s resignation or whether other action should be taken. The Nominating Committee shall recommend, and the Board of Directors’ decision shall be, to accept the resignation absent exceptional circumstances. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days from the date of the meeting of stockholders and publicly disclose its decision If the Board of Directors determines not to accept a resignation, the public disclosure shall fully state the reasons for such decision. A director who tenders his or her resignation after failing to receive a majority of the votes cast will not participate in the Nominating and Corporate Governance Committee’s or the Board’s recommendation or decision or any deliberations related thereto.

Other Information Regarding Our Directors

Our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law. Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

20

Skills Matrix

Below is a listing of each director’s key skills, together with a description of those key skills and experience desirable to support the strategic direction of Gran Tierra. Not every director is expected to be skilled in every area, however, we aim for the Board to have a balance of skills and experience.

Gary
		Guidry		Robert
	Peter	(President	Evan	Hodgins	Ronald	David	Brooke
Skills and Experience	Dey	& CEO)	Hazell	(Chair)	Royal	Smith	Wade
Relevant Industry Skills
Energy Industry Executive Experience	•	•	•	•	•		•
Health, Safety and Environment Issues	•	•	•		•	•
Engineering / Geology / Geophysics		•	•		•
Hydrocarbon Transportation and Marketing		•		•	•		•
General Business Skills
Leadership	•	•	•	•	•		•
Board Experience	•	•	•	•	•	•	•
Finance / Capital Markets	•	•	•	•		•	•
Mergers and Acquisitions	•	•	•	•	•	•	•
Legal and Governance	•	•		•		•	•
Government and Public Affairs	•	•	•	•	•
International Experience	•	•	•	•	•		•
Human Resources and Compensation	•	•		•			•
Information Technology		•		•
Risk Management	•	•		•	•	•
Strategic Planning	•	•	•	•	•	•	•
Accounting /Audit	•			•	•	•	•

Independence of the Board of Directors

Gran Tierra follows the listing standards of the NYSE MKT. As required under the NYSE MKT listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board.

The Board conducts an annual review regarding the independence from the Company’s management of each of its members. After review of all relevant identified transactions or relationships between each director, or any of his or her family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that each of our directors and nominees for director, other than Mr. Guidry, are independent directors within the meaning of the applicable NYSE MKT listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra. Mr. Guidry, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra.

21

In connection with its assessment of the independence of each non-employee director, the Board of Directors also determined that (i) Messrs. Smith, Hodgins and Royal, are independent as defined in Section 10A of the Exchange Act and under the standards set forth by the NYSE MKT applicable to members of the Audit Committee (ii) Messrs. Wade, Dey and Hodgins, are independent under the standards set forth by the NYSE MKT applicable to members of the Compensation Committee and (iii) Messrs. Dey, Hodgins and Wade, are independent under the standards set forth by the NYSE MKT applicable to members of the Nominating and Corporate Governance Committee.

Stockholder Recommendations and Nominations to the Board

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth on pages 24 and 25 in the section Considerations in Evaluating Director Nominees based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Gran Tierra Energy Inc., 900, 520 - 3 Avenue S.W., Calgary, Alberta T2P 0R3, Canada, Attention: Director Nominations. This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Code of Ethics

Gran Tierra has adopted a Code of Business Conduct and Ethics which is available in English, Spanish and Portuguese and applies to every employee, officer and director. Employees, officers and directors are expected to understand the Code and its application to the performance of his or her business responsibilities. The Code of Business Conduct and Ethics is available on the Company’s website at www.grantierra.com/governance. If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website. The Board did not grant any waiver of the Code in favor of a director or executive officer in 2016.

Diversity

Gran Tierra believes in the importance of diversity at all levels throughout the Company. In addition to the traditional concepts of diversity (i.e. gender, culture and geographic region), we believe it is important for the Board to achieve a diversity of knowledge, experience and capabilities that support the Company’s strategic direction. Currently, Gran Tierra does not have a formal policy concerning the diversity of director nominees as it is ultimately the skills and experience that are most important in determining the value that an individual brings to the Board.

22

THE BOARD’S ROLE AND RESPONSIBILITIES

Role of the Board of Directors

The Board is selected by the stockholders to provide oversight of and strategic guidance to senior management. The core responsibility of a Board member is to fulfill his or her fiduciary duties of care and loyalty and otherwise to exercise his or her business judgment in the best interests of the Company and its stockholders. The Board has responsibilities to review, approve and monitor fundamental financial and business strategies and major corporate actions, assess major risks facing the Company and consider ways to address those risks, select and oversee management and determine its composition and oversee the establishment and maintenance of processes and conditions to maintain the integrity of the Company. Directors must act with integrity and are expected to demonstrate a commitment to the company, its values and its business and to long-term stockholder value. The duties and responsibilities of the Board are set out in the Company’s Corporate Governance Guidelines which are regularly reviewed by the Nominating and Corporate Governance Committee.

Succession Planning

As part of its mandate and annual workplan, the Nominating and Corporate Governance Committee reviews the succession plan for each senior officer, including the President and Chief Executive Officer. The Nominating and Corporate Governance Committee is responsible for ensuring that there is an orderly succession plan for the position of the President and Chief Executive Officer and other members of senior management. To meet this obligation, the President and Chief Executive Officer meets with the Nominating and Corporate Governance Committee and reviews each position, the status of the incumbent, a review of our talent pool and the succession plan for each role.

Board Role in Risk Oversight

The full Board is entrusted with the responsibility for overseeing the significant risks to which our business is exposed and ensuring there are processes in place to effectively identify, monitor and manage them. A significant risk is one that, if it were to occur, could materially impact our ability to meet or support our business objectives. The Board delegates responsibility for the execution of certain elements of risk oversight to the committees in order to ensure appropriate expertise, attention and diligence. The committees oversee the relevant risk areas and report to the Board regularly. Each committee operates according to a Board-approved written mandate outlining its duties and responsibilities. They also oversee the procedures and programs put in place by management to mitigate the risks and the allocation of adequate resources to address the risks. Management is responsible for ensuring that the Board and its committees are kept well informed of changing risks. The risk oversight responsibilities of the committees include the following:

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, compliance with legal and regulatory requirements, and the Company’s accounting and financing reporting processes.

The Compensation Committee is responsible for oversight of compensation-related risks, including reviewing management’s assessment of risks related to employee compensation programs.

The Health, Safety and Environment Committee assists in overseeing the development, monitoring and effective implementation of systems, programs and initiatives to promote the management of health, safety and security at Gran Tierra and to address environmental, safety and operational risks.

The Nominating and Corporate Governance Committee assists in overseeing governance related risks, including regulatory, reputation and other risks.

Communications with the Board Of Directors

The Board has adopted a formal process by which stockholders and other interested persons may communicate with the Board or any of its directors. This information is available on Gran Tierra’s website at www.grantierra.com/governance.

23

BOARD STRUCTURE AND PROCESSES

Board Leadership Structure

Robert B. Hodgins currently serves as non-executive Chairman of our Board. The Board believes that the current board leadership structure, coupled with a strong emphasis on board independence, effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. We believe separation of the roles of Chairman and Chief Executive Officer helps preserve our Board’s independence and objectivity and provides an appropriate division of labor between our Chairman and Chief Executive Officer. The Chairman of our Board presides over meetings of the Board, presides over meetings of stockholders, consults and advises the Board and its committees on the business and affairs of the Company, and performs additional duties as the Board may otherwise determine and delegate.

Board Effectiveness and Director Assessment

The Board performs an annual self-assessment, led by the Chair of the Nominations and Corporate Governance Committee, to evaluate its effectiveness in fulfilling its obligations. Directors complete a written questionnaire covering performance of the Board and its committees. The Chair of the Nominations and Corporate Governance Committee then interviews each director to obtain an assessment of the effectiveness of the Board and committees, as well as director performance and Board dynamics, summarizes these individual assessments for discussion with the Board and committees, and then leads a discussion with the Nominating and Corporate Governance Committee and the Board.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The Nominating and Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders. The Company will evaluate director nominees proposed by stockholders on the same basis as recommendations received from any other source. Please see “Stockholder Proposals” in this Proxy Statement and our Bylaws for procedures to submit director nominees to the Nominating and Corporate Governance Committee.

In developing recommendations for the Board, the Nominations and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders. Some of the qualifications that the Nominating and Corporate Governance Committee considers include:

•	independence (as per applicable NYSE MKT listing standards and applicable SEC rules and regulations)

•	relevant industry experience

•	excellence in his or her field

•	potential conflicts of interest and other commitments

•	board experience

•	ethics

•	diversity of experience

In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.

24

The Nominating and Corporate Governance Committee believes that candidates should have certain minimum qualifications including:

•	the highest personal and professional ethics and integrity

•	skills that are complementary to those of the existing Board

•	financial literacy

•	sound business judgment

•	commitment to represent the long-term interests of Gran Tierra’s stockholders

Director Tenure

Gran Tierra does not have a retirement policy or term limit for directors. We review our Board composition annually to ensure our board has the right skills to ensure the Company’s long-term success. In the last two years, the refreshment rate for Gran Tierra’s board has been 100%.

Orientation and Education

The purpose of the Director Orientation and Education Program is to ensure there is an orientation program for new directors and an ongoing education program for existing directors. The program includes materials and resources that will inform and educate directors on the Company’s corporate governance framework, its business, operations and current issues and strategies. New directors are provided with a copy of the Corporation’s director’s manual which includes the Board and Committee mandates, corporate governance guidelines and other company policies. New directors attend an orientation session at which senior management review the Company’s business, strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors.

Each director is expected to maintain the necessary level of expertise to perform his or her responsibilities as a director. Continuing education is provided through a number of methods, including an annual dedicated strategy session, presentations from senior management, employees, and outside experts to the Board and its Committees on topics of interest and developing issues, as well as the ongoing distribution of relevant information. These presentations, meetings and discussions serve to increase the Board’s knowledge of the Company and its business, and assist the Board in the execution of its duties.

25

Director Meetings and Attendance

Directors are expected to attend, in person or by telephone, all meetings of the Board and all meetings of each committee of which they are a member. All of the directors who were nominated attended the 2016 Annual Meeting.

	Meetings Attended / Meetings Held
				Health,	Nominating
				Safety and	and Corporate
		Audit	Compensation	Environment	Governance	Reserves	Overall
Name	Board	Committee	Committee	Committee	Committee	Committee	Attendance
Peter Dey (1)	9/9	5/5	5/5	—	3/3	—	100%
Gary Guidry (2)	10/10	—	—	—	—	—	100%
Evan Hazell	10/10	—	—	4/4	—	2/2	100%
Robert Hodgins	10/10	5/5	5/5	—	3/3	—	100%
J. Scott Price (3)	6/6	—	—	2/2	—	2/2	100%
Ronald Royal (4)	9/10	4/5	—	3/4	—	1/2	81%
David Smith	10/10	5/5	—	4/4	—	—	100%
Brooke Wade	10/10	—	5/5	—	3/3	2/2	100%

(1)	Mr. Dey was a member of the Audit Committee until November 28, 2016.

(2)	Mr. Guidry is not a member of any committee of the Board as he is not considered to be an independent director. Mr. Guidry participates in various committee meetings; however, each committee holds executive sessions without Mr. Guidry present.

(3)	Mr. Price ceased to be a director of the Company effective June 24, 2016.

(4)	Mr. Royal was unable to attend one board meeting and three committee meetings all scheduled on the same day due to hospitalization. Mr. Royal reviewed all the materials in connection with the meetings and provided his input to the Chairman.

(5)	Directors who are not members of the committee attended certain of these meetings by invitation.

Executive Sessions

As part of each regularly scheduled Board meeting, the independent directors meet without our management team. The Chairman leads such discussions.

26

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has five standing committees: an Audit Committee, a Compensation Committee, a Health, Safety and Environment Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee. The composition and responsibilities are described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

The committees regularly report their activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Each of the committees operates under a charter approved by the Board. Current copies of the charters of the committees are available on the Company’s website at www.grantierra.com/governance

Audit Committee
Members: David Smith (Chair), Robert Hodgins and Ronald Royal
The Board has determined that each of the members of the Audit Committee satisfies the requirements for independence and financial literacy under the rules and regulations of the NYSE MKT and the SEC. The Board has determined that Messrs. Hodgins and Smith are financial experts as per Item 407(d)(5) of Regulation S-K established by the SEC. The Audit Committee held five meetings during the fiscal year ended December 31, 2016.
The Audit Committee oversees the accounting and financial reporting process and the audit of the Company’s financial statements, and assists the Board in monitoring the financial systems and Gran Tierra’s legal and regulatory compliance. The Audit Committee met five times in 2016 and at each meeting met with Deloitte & Touche and the internal auditor, both privately and in the presence of management. The Audit Committee is responsible for, among other things:
•	Evaluation and retention of Auditors
•	Approval of audit engagements
•	Approval of non-audit services
•	Review of audited financial statements and management’s discussion and analysis
•	Review of quarterly financial statements
•	Review of earnings press releases
•	Review of accounting principles and policies
•	Review of guidelines and policies with respect to risk assessment and risk management
•	Review of the scope, adequacy and effectiveness of internal control over financial reporting
•	Review and oversee the internal audit function
•	Approval of the Company’s hedging policies and procedures
The Audit Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE MKT. A copy of the Audit Committee Charter is available on Gran Tierra’s website at www.grantierra.com/ governance.

27

Compensation Committee
Members: Brooke Wade (Chair), Peter Dey and Robert Hodgins
The Board has determined that each of the members of the Compensation Committee satisfies the requirements for independence under the rules and regulations of the NYSE MKT and the SEC. The Compensation Committee held five meetings during the fiscal year ended December 31, 2016.
The Compensation Committee acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs. The Compensation Committee is responsible for, among other things:
•	Review and approve the components of compensation for the CEO and other executive officers
•	Review and approve the corporate goals and objectives relevant to the compensation for the CEO and other executive officers
•	Evaluate the performance of the CEO and other executive officers in light of established goals and objectives
•	Establish policies with respect to equity compensation arrangements
•	Review the risks arising from our compensation policies and practices
•	Review and approve the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers
•	Administer Gran Tierra’s equity compensation plans for employees and directors
•	Evaluate and make recommendations regarding director compensation
•	Select compensation consultants and other advisors
•	Review the Compensation Discussion and Analysis
The Compensation Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE MKT. A copy of the Compensation Committee Charter is available on Gran Tierra’s website at www.grantierra.com/governance.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra. No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of our executive officers serving as a member of that entity’s board or compensation committee.

28

Health, Safety and Environment Committee
Members: Evan Hazell (Chair), Ronald Royal and David Smith
The Board has determined that each of the members of the Health, Safety and Environment Committee satisfies the requirements for independence under the rules and regulations of the NYSE MKT and the SEC. The Health, Safety and Environment Committee held four meetings during the fiscal year ended December 31, 2016.
The Health, Safety and Environment Committee acts on behalf of the Board Committee and assists the Board in fulfilling its responsibilities in relation to environmental, health and safety matters, including monitoring and overseeing the Company’s policies and procedures for ensuring compliance by the Company with environmental regulatory requirements and ensuring that employees are provided with a safe environment in which to perform their duties. The Health, Safety and Environment Committee is responsible for, among other things:
•	Develop and approve the environmental, health and safety goals and objectives of the Company
•	Review and monitor the environmental policies and activities of the Company to ensure that the Company is in compliance with environmental laws and legislation and that the Company conforms with industry standards
•	Review and monitor the health and safety policies and activities of the Company
•	Review environmental, health and safety compliance issues and incidents of non-compliance to determine that the Company is taking all necessary action in respect of those matters and that the Company has been diligent in carrying out its responsibilities and activities
•	Review significant external or internal audit or consultants’ reports relating to environmental, health or safety matters;
•	Review significant legislative and regulatory changes including policy proposals and modifications that could impact the Company
The Health, Safety and Environment Committee operates under a written charter that was adopted by the Board, a copy of which is available on Gran Tierra’s website at www.grantierra.com/governance.

Reserves Committee
Members: Ronald Royal (Chair), Evan Hazell and David Smith
The Board has determined that each of the members of the Reserves Committee satisfies the requirements for independence under the rules and regulations of the NYSE MKT and the SEC. The Reserves Committee held two meetings during the fiscal year ended December 31, 2016.
The Reserves Committee acts on behalf of the Board Committee and assists the Board in fulfilling its oversight responsibilities with respect to evaluating and reporting on the Company’s oil and gas reserves. Following are the key responsibilities of the Reserves Committee:
•	Approve the engagement of the independent reserves evaluators and their compensation
•	Review disclosure procedures with respect to the oil and gas activities of the Company
•	Review the Company’s procedures for providing information to the independent reserves evaluator
•	Meet in-camera with the independent reserves evaluators
•	Make recommendations to the Board regarding the approval of the Company’s year-end reserves evaluations
The Reserves Committee operates under a written charter that was adopted by the Board, a copy of which is available on Gran Tierra’s website at www.grantierra.com/governance.

29

Nominating and Corporate Governance Committee
Members: Peter Dey (Chair), Robert Hodgins and Brooke Wade
The Board has determined that each of the members of the Nominating and Corporate Governance Committee satisfies the requirements for independence under the rules and regulations of the NYSE MKT and the SEC. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended December 31, 2016.
The Nominating and Corporate Committee acts on behalf of the Board to identify, review and evaluate candidates to serve as directors of Gran Tierra, making recommendations to the Board regarding corporate governance issues, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra. The Nominating and Corporate Governance Committee is responsible for, among other things:
•	Identify and review director nominees
•	Consider recommendations for Board nominees and proposals submitted by the Company’s stockholders
•	Assess the performance of the Board
•	Recommend chair and membership of board committees
•	Review director independence
•	Review continuing education for directors
•	Review and assess our Corporate Governance Guidelines
•	Review succession planning for our CEO and other executive officers
•	Review insurance coverage for the directors and executive officers
The Nominating and Corporate Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE MKT. A copy of the Compensation Committee Charter is available on Gran Tierra’s website at www.grantierra.com/governance.

30

DIRECTOR COMPENSATION

The objective of Gran Tierra’s compensation program for non-executive directors is to attract and retain directors of a quality and nature that will enhance our long-term sustainable profitability and growth. Director compensation is intended to provide an appropriate level of remuneration considering the experience, responsibilities, time commitment and accountability of their roles. Any director who is also an employee of the Company does not receive additional compensation for serving as a director.

Non-executive director compensation is reviewed annually by the Nominating and Corporate Governance Committee to ensure that it is reasonable in light of the time required from directors and aligns directors’ interests with those of our stockholders.

In addition, we align the interests of our directors with our stockholders by requiring that Directors own a minimum number of shares or Deferred Stock Units. Each non-executive director must hold shares or DSUs with a value equal to three times the annual cash retainer. The shareholdings of each non-executive director are valued using either the closing price of our shares on December 31 each year or the value at the time they were acquired, whichever is greater. Directors have five years to meet the share ownership requirement.

Directors’ Deferred Stock Unit Plan

The Board introduced a Deferred Share Unit (“DSU”) program in 2016 as a vehicle through which directors may elect to defer receipt of their fees and invest such deferred amounts in notional shares of Gran Tierra. Directors who have elected to be paid all or a portion of the annual retainer in DSUs receive their awards on a quarterly basis effective the first day of each quarter. The number of DSUs credited to each director is calculated by dividing the dollar value of the portion of the director’s retainer that he or she has elected to be paid in the form of DSUs by the fair market value on the day of determination. The DSUs vest immediately but are not paid out until the director ceases to be a director of Gran Tierra. The Board has discretion to settle the DSUs in common shares or in a cash amount equal to the market value of common shares at the time of settlement. DSUs are not shares and do not carry voting rights. DSUs received by directors in lieu of cash compensation and held by them represent an at-risk investment in Gran Tierra. The value of DSUs is based on the value of the common shares of Gran Tierra, and therefore is not guaranteed.

Fees and Retainers for 2016

Effective January 1, 2016, the Board adopted a new director compensation structure for non-executive directors. The new structure consists of an all-inclusive Board retainer (as opposed to an individual meeting fee structure) and consists of both a cash component and an equity component. Each of these components is described below in more detail.

2016 Annual Cash Retainer and Travel Fees
Chairman of the Board Retainer	$68,891
Director Retainer	$40,962
Audit Committee Chair	$33,515
Other Committee Chairs	$22,343
Committee Members	$11,172
Travel Fee (over three hours) per meeting	$1,117

2016 Annual Equity Retainer (DSUs, RSUs, Stock Options)
Board Chairman Retainer	$96,820
Director Retainer	$52,506

Effective January 1, 2016, the cash retainer portion of the director’s fees can be taken in the form of cash, RSUs, DSUs or any combination thereof, as elected by each non-employee director. The equity portion must be taken in the form of equity until the stock ownership guideline is achieved. A maximum of 25% of the equity retainer can be taken as stock options. The number of DSUs, RSUs or stock options credited to each director is calculated by dividing the dollar value of the portion of the director’s retainer to be paid in the form of DSUs, RSUs or stock options by the fair market value on the day of determination. A travel fee is paid to each director for travel over three hours to a Board meeting.

31

Director Compensation Table

The following table shows for the fiscal year ended December 31, 2016, the value of amounts paid or granted to all non-employee directors of Gran Tierra:

	Fees Earned or	Stock Awards	Option	All Other	Total
Name	Paid in Cash ($)	($)(2)	Awards ($)(3)	Compensation ($)(4)	($)
Peter Dey	63,305	73,244	13,300	6,703	156,552
Evan Hazell	30,722	98,654	13,300	2,234	144,910
Robert Hodgins	102,406	114,896	—	7,820	225,122
Ronald Royal		148,373	13,300	4,469	166,142
David Smith	85,648	46,728	13,300	5,586	151,262
Brooke Wade		148,373	13,300	2,234	163,907
J. Scott Price	57,906	—	—	1,117	59,023

(1)	Amounts reported in this column represent cash Board and committee retainers. Cash fees that were deferred by an election of a director and received in the form of DSUs are reported in the column entitled “Stock Awards.” All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. For 2016 compensation amounts, the exchange rate at December 31, 2016, of one US dollar to Canadian $1.3427 is used.

(2)	Amounts in the Stock Awards column reflect the aggregate grant date fair value of DSUs computed in accordance with GAAP. The Company currently intends to settle the DSUs outstanding as of December 31, 2016 in cash, and, therefore, DSUs are accounted for as liability instruments. The amounts in this column include DSUs which were issued as a result of an election by the directors to be paid a portion of their retainer in the form of DSUs. The value ultimately realized by each director may or may not be equal to this determined value. As of December 31, 2016, each of the non-employee directors had aggregate outstanding DSUs as follows: Mr. Dey - 24,253; Mr. Hazell - 32,667; Mr. Hodgins - 38,045; Mr. Royal - 49,130; Mr. Smith - 15,473; Mr. Wade - 49,130; and Mr. Price - 0.

(3)	Amounts in the Options Awards column reflect the aggregate grant date fair value computed in accordance with ASC 718. Assumptions made in the valuation of stock options granted are discussed in Note 9 to Gran Tierra’s 2016 Consolidated Financial Statements, which can be found in Item 8 of the Form 10-K filed with the SEC on February 28, 2017. The amounts in this column include stock options which were issued as a result of an election by the directors to be paid a portion of the equity retainer in the form of stock options. As of December 31, 2016, each of the non-employee directors had aggregate outstanding stock options as follows: Mr. Dey - 96,408; Mr. Hazell - 96,408; Mr. Hodgins - 85,000; Mr. Royal - 96,408; Mr. Smith - 96,408; Mr. Wade - 96,408; and Mr. Price - 585,000.

(4)	Amounts reported in this column represent fees paid for travel to or from a meeting of the Board in excess of three hours per meeting.

32

Director Share Ownership Requirements

Gran Tierra has introduced a policy requiring directors to acquire common shares and/or DSUs equivalent in value to three times their annual cash retainer within five years from the date of first election to the Board. The following table sets out the non-executive director share ownership requirements for 2016.

Ownership Requirement 2016
Chairman of the Board	3x annual Board cash retainer fees in Common Shares and DSUs $68,891 x 3 = $206,673
Non-Executive Directors	3x annual Board cash retainer fees in Common Shares and DSUs $40,962 x 3 = $122,887

All of the current Directors have met or have additional time to achieve their share ownership requirements as at December 31, 2016.

						Share
			Total Value of	Share	Share	Ownership
	Common		Common Shares	Ownership	Ownership	Requirement
Name	Shares (#)	DSUs (#)	and DSUs (1) ($)	Requirement ($)	Achievement	Date
Peter Dey	20,000	24,253	133,644	122,887	Achieved	Feb. 2021
Evan Hazell	55,000	32,667	264,754	122,887	Achieved	Feb. 2021
Robert Hodgins	10,000	38,045	145,096	206,673	In Progress	Feb. 2021
Ron Royal	254,667	49,130	917,467	122,887	Achieved	Feb. 2021
David Smith	130,000	15,473	439,328	122,887	Achieved	Feb. 2021
Brooke Wade	350,000	49,130	1,205,373	122,887	Achieved	Feb. 2021

(1) Based on the closing market price of the Company’s shares on December 30, 2016 of $3.02.

Directors’ and Officers’ Insurance

We maintain an insurance policy for directors’ and officers’ liability. It provides coverage for costs incurred to defend and settle claims against directors or officers up to an annual limit of $100 million. The cost of coverage for 2016 was approximately $385,000. Directors and officers do not pay any portion of the premiums. No claims were made or became payable in 2016.

33

AUDIT-RELATED MATTERS

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected Deloitte LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting. Deloitte LLP has audited Gran Tierra’s financial statements since its inception in 2005. Representatives of Deloitte LLP are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from stockholders raised at the meeting.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte LLP as Gran Tierra’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Deloitte LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Gran Tierra and its stockholders. The ratification of the appointment of Deloitte LLP as Gran Tierra’s independent registered public accounting firm for 2017, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” We do not expect that there will be any broker non-votes, as this is a routine matter.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

AUDIT COMMITTEE REPORT

The Audit Committee is a committee of the Board comprised solely of independent directors as required by the listing standards of the NYSE MKT and rules of the SEC. In accordance with the written Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices or the Company.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016, with management of Gran Tierra and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements, and the independent registered public accounting firm has the responsibility for the audit of those statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee of the Board of Directors,

David Smith, Chair

Robert Hodgins

Ronald Royal

34

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of fees paid to Deloitte LLP, our independent registered chartered accountants, for services in the years ended December 31, 2016 and 2015. In determining the independence of Deloitte LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Deloitte LLP’s independence.

	Year Ended December 31,
(Thousands of U.S. Dollars)	2016	2015
Audit Fees	$994	$532
Audit-related Fees	466	79
Tax Fees	51	—
All Other Fees	—	33
Total Fees	$1,511	$644

Audit Fees

Audit Fees are primarily for the annual audit of the Company’s consolidated financial statements included in the Form 10-K, including the audit of the effectiveness of the Company’s internal controls over financial reporting, the reviews of the Company’s financial statements included in the Forms 10-Qs, statutory audits, and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements. The increase in Audit Fees is due to the corporate acquisitions and the related additional statutory audits, primarily for the Colombian entities.

Audit-Related Fees

Audit-Related Fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. Audit-Related Fees paid to Deloitte LLP in 2016 were in connection with the Company’s equity and convertible notes offerings, acquisitions of Petroamerica and PetroLatina, and working interest and Block assignments in Colombia.

Tax Fees

Tax Fees include fees billed for tax services related to potential acquisitions.

All Other Fees

Other fees in 2016 related to work performed by Deloitte LLP in connection with the tax consulting.

All services described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of independent auditors that is intended to maintain the independence from Gran Tierra of the independent auditors. In adopting this policy, our Audit Committee considered the various services that independent auditors have historically performed or may be needed to perform in the future for Gran Tierra. Under this policy:

•	the Audit Committee approves the performance by the independent auditors of auditing or permitted non-audit services, subject to restrictions in certain cases, based on the Audit Committee’s determination that this would not be likely to impair the independence of the independent auditors from Gran Tierra;

•	Gran Tierra’s management must obtain the specific prior approval of our Audit Committee for each engagement of the independent auditors to perform any auditing or permitted non-audit services; and

35

•	the performance by the independent auditors of certain types of services (bookkeeping or other services related to the accounting records or financial statements of Gran Tierra; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible) is prohibited due to the likelihood that their independence would be impaired.

In its review of all non-audit service fees, our Audit Committee considers, among other things, the possible effect of these services on the independence of our independent auditors. Relevant considerations include, but are not limited to, whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.

Any approval required under this policy must be given by our Audit Committee or by the chairperson of the Audit Committee in office at the time, provided that any pre-approval decisions made by the chairperson must be reported to the Audit Committee at its next scheduled meeting. Gran Tierra’s Audit Committee will not delegate its responsibilities to approve services performed by the independent auditors to any member of management. All services rendered by Deloitte LLP in 2016 were subject to our pre-approval policy.

36

PROPOSAL 3:

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, Gran Tierra’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. At the 2011 annual meeting of stockholders, the stockholders indicated their preference that Gran Tierra solicit a non-binding advisory vote on the compensation of the named executive officers every year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Gran Tierra’s named executive officers for the last completed fiscal year and the philosophy, policies and practices described in this proxy statement.

The compensation of Gran Tierra’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables that follow, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, Gran Tierra believes that its compensation policies and decisions are consistent with current market practices and are focused on pay-for-performance principles that strongly align the interests of our named executive officers with those of our stockholders. Compensation of Gran Tierra’s named executive officers is designed to enable Gran Tierra to attract and retain talented and experienced executives to lead Gran Tierra successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of Gran Tierra’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Gran Tierra’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Gran Tierra. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” Broker non-votes will have no effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

37

PROPOSAL 4:

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY VOTE TO

APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders to indicate, through an advisory vote, their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every two years, or every three years.

The Board believes that an annual advisory vote on the compensation of our named executive officers will provide the highest level of accountability to our stockholders. It will also allow stockholders to provide real-time feedback regarding the compensation programs that our named executive officers participate in and the compensation philosophy that drives the design and implementation of those programs.

The stockholders are being asked to vote among the following frequency options:

•	every year;

•	every two years;

•	every three years; and

•	abstain from voting.

The required vote to approve Proposal 4 is the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Because this proposal has three possible substantive responses (every year, every two years, and every three years), if none of the frequency alternatives receives the vote of shares representing a majority of votes present in person or represented by proxy at the meeting and entitled to vote on the matter, then we will consider stockholders to have approved the frequency that receives a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter.

The Board and the Compensation Committee value the opinions of the stockholders in this matter and will consider the outcome of the vote when determining the frequency of future advisory votes to approve named executive officer compensation. However, because this vote is advisory and therefore not binding on the Board or us, the Board may decide that it is in the best interests of the stockholders that we hold an advisory vote on named executive officer compensation more or less frequently than the option preferred by the stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF “EVERY YEAR” ON PROPOSAL 4.

38

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Gran Tierra common stock as of March 9, 2017 (unless otherwise indicated) by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock.

	Amount and
	Nature of Beneficial	Percentage
Name of Person or Identity of Group	Ownership	of Class (1)
Entities affiliated with GMT Capital Corp.(2)	41,792,900	10.47%

(1)	Based on 399,007,084 shares of common stock outstanding (including exchangeable shares).

(2)	Based upon information filed on The System for Electronic Disclosure by Insiders (www.sedi.ca) on March 6, 2017, reporting beneficial ownership as of that date. The address of GMT Capital Corp. is 2300 Windy Ridge Parkway, Suite 550, South Atlanta, GA 30339.

Beneficial Ownership of Directors and Named Executive Officers

The following table sets forth certain information regarding the beneficial ownership of Gran Tierra common stock as of March 9, 2017 by (i) each named executive officer of Gran Tierra, (ii) each current director of Gran Tierra (including director nominees) and (iii) all of Gran Tierra’s executive officers and directors as a group. All ownership percentage calculations below assume that all Exchangeable Shares have been converted on a one-for-one basis into corresponding shares of our common stock, as such shares vote together with our common stock on all matters as if shares of our common stock. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

		Shares Which May		Percent of
		Be Acquired	Total Shares	Outstanding
Name of Person	Common Stock	Within 60 Days (1)	Beneficially Owned (2)	Common Stock (3)
Peter Dey	20,000	75,786	95,786	*
Ryan Ellson (4)	250,030	116,666	366,696	*
Jim Evans (5)	251,405	66,666	318,071	*
Gary S. Guidry	2,482,000	200,000	2,682,000	*
David Hardy (6)	78,527	670,000	748,527	*
Evan Hazell	55,000	81,654	136,654	*
Robert Hodgins	10,000	74,402	84,402	*
Duncan Nightingale (7)	28,600	811,667	840,267	*
Ron Royal	254,667	101,589	356,256	*
David Smith	130,000	60,833	190,833	*
Brooke Wade	350,000	101,589	451,589	*
Lawrence West	245,030	66,666	311,696	*
Directors and executive officers as a group (total of 12 persons)	4,155,259	2,427,518	6,582,777	1.65%

*	Less than 1%.

(1)	Includes shares which may be acquired as of or within 60 days after January 8, 2017, upon the exercise of stock options and stock awards held by executive officers and directors.

(2)	Represents the total shares listed under the columns “Common Stock” and “Shares Which May Be Acquired Within 60 Days.” Under SEC rules, beneficial ownership as of any date includes any shares as to which a person, directly or indirectly, has or shares, voting power or dispositive power and also any shares as to which a person has the right to acquire such voting or dispositive power as of or within 60 days after such date through the exercise of any stock option or other right.

(3)	Based on 399,007,084 shares of common stock issued and outstanding as of March 9, 2017, which, for purposes of this tables includes 8,191,894 Exchangeable Shares issued and outstanding as of March 9, 2017, as such shares are immediately exchangeable for shares of our common stock and vote together with our common stock on all matters as if shares of our common stock.

39

(4)	The number of common stock includes 30,000 shares owned by Mr. Ellson’s spouse.

(5)	The number of common stock includes 61,000 shares owned by Mr. Evans’ spouse.

(6)	The number of common stock includes 19,527 Exchangeable Shares owned by Mr. Hardy’s spouse.

(7)	Mr. Nightingale ceased to be an employee or officer of Gran Tierra on May 7, 2016. Share ownership is based on last known information provided to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Gran Tierra’s directors and executive officers, and persons who own more than ten percent of a registered class of Gran Tierra’s equity securities, to file with the SEC initial reports disclosing the amount and nature of their beneficial ownership and reports of changes of their beneficial ownership of common stock and other equity securities of Gran Tierra.

To Gran Tierra’s knowledge, based solely on a review of these reports and written representations from these individuals that no other reports were required, Gran Tierra believes that all required filings were timely made in 2016.

40

LETTER FROM CHAIRMAN, COMPENSATION COMMITTEE

Dear Fellow Stockholders:

During 2016, Gran Tierra successfully transformed its portfolio by delivering on our strategy of building a high-quality, diversified suite of assets in Colombia with high netback production, low base production declines, an expanded drilling inventory and a large resource base. Now that we have transformed the portfolio, our focus is on execution. With our delivery of strong production growth in the fourth quarter of 2016, we are demonstrating that Gran Tierra has created a sustainable business model which we expect to be fully funded point-forward by forecasted cash from operating activities. Since we operate over 90% of our production, Gran Tierra also has significant control and flexibility on capital allocation and timing.

Changes to Compensation Program in 2016

Our compensation approach has evolved over the last year and is now designed to reward performance and align the interests of our executives with those of our stockholders. Both our short-term incentive program and long-term incentive program contain performance metrics that executives must meet in order to realize the variable portion of their compensation. We introduced a clawback policy that permits us to recover executive compensation in the case of fraud or intentional misconduct requiring a material restatement of financial results. We have also implemented share ownership guidelines for our executives that ensure executives hold a minimum number of shares of the Company, further aligning the interests of management with our stockholders.

2016 Executive Compensation

Although Gran Tierra is a Delaware corporation and listed on the NYSE, the executive offices are located in Calgary, Alberta, Canada. As such, the Company’s compensation is more closely aligned with other Canadian companies and reflects total compensation that is lower than similarly situated U.S. companies. The compensation of our CEO is designed to be consistent with the interests of our stockholders, as amounts to be paid in the future are variable and depend on the creation of value for our stockholders.

Conclusion

The Board and the executive team believe that it is in the best interests of the Company and our stockholders to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy. We are confident that the changes to our compensation programs enhance the alignment between executive compensation and stockholder value.

We are committed to continually reviewing and, where appropriate, improving our compensation and disclosure practices.

On behalf of the Board and the Compensation Committee, we thank you for taking the time to read our disclosure and encourage you to vote in favor of our approach to executive compensation.

Sincerely,

/s/ Brooke Wade

Brooke Wade

Chairman, Compensation Committee

41

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion provides details regarding our executive compensation program and 2016 compensation arrangements for each of our Named Executive Officers (“NEOs”) who, in 2016 were:

Name	Title at December 31, 2016
Gary S. Guidry	President and Chief Executive Officer
Ryan Ellson	Chief Financial Officer
Jim Evans	Vice President, Corporate Services
David Hardy	Vice President, Legal and General Counsel
Lawrence West	Vice President, Exploration
Duncan Nightingale	Former Executive Vice President

Philosophy and Objectives of our Executive Compensation Program

Our compensation philosophy is to provide an attractive, flexible, and market-based total compensation program that is tied to performance and aligns the interests of our NEOs with those of our stockholders. The Company’s objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our stockholders as well as economic growth and respect for the communities in which we have a strong presence. Our compensation philosophy also serves as a means of communicating our goals and standards of conduct and performance, and for motivating and rewarding our NEOs in relation to their achievements. Our compensation philosophy includes the principles described below:

•	Hire and retain top caliber and highly capable executives: Executive officers should have a total compensation package that is market competitive and permits us to hire and retain high-caliber individuals at all levels.

•	Pay for performance: A significant portion of the annual compensation opportunity for our executive officers should be directly tied to the achievement of key operational and financial measures aligned with our strategy, relative TSR and our share price performance. Directly linking pay with our performance is essential to delivering long-term value to our stockholders.

•	Create Stockholder Alignment: A significant portion of compensation should be variable (at risk) and equity-based. Executives are also required to meet significant share-ownership guidelines.

42

Responsibilities for Executive Compensation

Compensation decisions for our executive officers are made by the Compensation Committee, with input from our Compensation Consultants as well as from our CEO. The specific roles are summarized below:

Compensation Committee	•	Oversees compensation policies, plans and programs, reviews and determines the compensation to be paid to our executive officers and directors annually.

	•	Oversees our annual and long-term incentive plans and programs and periodically assesses our non-employee director compensation program.

	•	Approves the goals of our CEO, evaluates our CEO’s performance in light of those goals and objectives and recommends to the Board the approval of the CEO’s annual compensation.

	•	Together with our CEO, reviews and approves the corporate performance goals and objectives of our other NEOs and recommends to the Board the approval of the annual compensation package for the other NEOs.

	•	Holds executive sessions with no management present.
Board	•	Reviews CEO’s performance.

	•	Approves CEO and NEO compensation.
Independent Compensation Consultants	•	Provides the Compensation Committee with independent advice concerning the types and levels of compensation to be paid to our CEO and the other NEOs.

	•	Provides market compensation data (e.g., industry compensation surveys and benchmarking data) on base salary, annual incentives and long-term incentives and industry trends.
CEO	•	Reviews performance of other NEOs with the Compensation Committee.

	•	Makes recommendations on base salary, annual bonus and long-term incentives awards for the other NEOs.

The Board and the Compensation Committee hold regular executive sessions at the end of each meeting with no representatives of the management team present. Our CEO does not attend any portion of the Compensation Committee or Board meeting at which his compensation is deliberated or approved. Except as described in the table above, our CEO does not play any role with respect to any matter affecting his own compensation.

The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Gran Tierra. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of Gran Tierra, advice and assistance from compensation consultants, internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee and may amend the engagement with or terminate any such advisor as it deems necessary or appropriate. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. In 2016, the Compensation Committee did not form any subcommittees.

The Compensation Committee and the Board make their compensation decisions for the upcoming year, and review performance for the prior year, generally in the first quarter of the year. For example, annual bonuses in respect of 2016 performance, as well as the consideration of salary increases for 2017, were recommended by the Compensation Committee and approved by the Board in January of 2017.

43

Assessment of Company Performance

The Compensation Committee uses Company performance measures to establish total compensation ranges relative to our performance and the performance of our comparator groups as outlined on the following page. In addition, the Compensation Committee establishes specific performance measures that determine payouts under cash and equity-based incentive programs.

Role of the Independent Compensation Consultant

When making determinations regarding executive compensation, the Compensation Committee considers advice from external advisors and third-party compensation surveys as well as the advice of Compensation Committee members and other members of the Board based on their knowledge and experience to set competitive, results driven levels of salary and other compensation.

The Compensation Committee may, in its sole discretion, retain or obtain the advice of independent compensation consultants or other external advisors and is directly responsible for the appointment, compensation arrangements and oversight of the work of any such person. The retention of independent compensation consultants and scope of services provided by them are assessed on an annual basis.

The Compensation Committee may select a compensation consultant only after taking into consideration all factors relevant to that person’s independence from management. We will provide appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any independent compensation consultants or other external advisors retained by the Compensation Committee. During 2015, the Compensation Committee engaged an independent compensation consultant for guidance on executive compensation issues. During 2016, the Compensation Committee engaged the independent compensation consultant for limited services such as shareholder communications, peer group analysis and LTIP measurement.

Risk Considerations

The Compensation Committee and the Board periodically review the risks associated with our compensation policies and practices. These assessments include an examination of the changes in our risk profile over the past year for our compensation policies and practices. Based on this assessment, the Compensation Committee and the Board each determined that these risks were not reasonably likely to have a material adverse effect on us. Among other things, the Compensation Committee and the Board took into consideration the fact that:

•	the current significant weighting towards long-term incentive compensation, the value of which depends on the value of our shares, discourages short-term risk taking;

•	our annual incentive compensation program includes several different metrics, preventing NEOs from focusing on one metric at the exclusion of other important performance goals;

•	our compensation program is appropriately balanced such that if annual bonus targets are not achieved, base pay and long-term incentive compensation will still provide the executives with a reasonable minimum amount of compensation;

•	stock options and restricted stock units for executives vest over three years, which discourages short-term risk taking;

•	our clawback policy permits us to recover executive compensation in the case of fraud or intentional misconduct requiring a material restatement of financial results;

•	stock ownership guidelines encourage a long-term perspective by our executives; and

•	incentive awards are decided by the Compensation Committee and recommended to the Board for approval.

44

Compensation Peer Group - 2016

With input from our Compensation Consultants, our peer group for executive compensation purposes was determined and agreed to by the Compensation Committee.

Pengrowth Energy Corporation	Bonavista Energy Corporation
Raging River Exploration Inc.	Birchcliff Energy Ltd.
Oando Energy Resources Inc.	TORC Oil & Gas Ltd.
Parex Resources Inc.	NuVista Energy Ltd.
Crew Energy Inc.	Surge Energy Inc.
Bankers Petroleum Ltd.	Canacol Energy Ltd.
Mart Resources Inc.	TransGlobe Energy Corporation

The Company has a separate peer group for evaluating performance which is further explained on page 49. The companies in the executive compensation peer group were selected as they are of similar size as Gran Tierra, are in the same line of business, and are listed on a major exchange in Canada or the United States. As the Company’s executive office is located in Canada, most of the companies in the peer group above were chosen as they are also located in Canada and would have similar pay structures.

Elements of our Compensation Program

Our executive compensation program includes a mix of fixed and variable pay with performance periods ranging from one to five years. The primary elements are summarized in the table below:

Compensation	Fixed/Variable	Cash/Equity	Time Period	Goal
Base Salary	Fixed	Cash	1 year	Provide fixed level of income
Short-term Incentive	Variable	Annual cash bonus	1 year	Reward contribution to annual corporate and individual performance
Long-term Incentive	Variable	PSUs Stock options	3 years 5 years	Reward medium and long-term performance

This 2016 pay mix chart reflects our emphasis on pay for performance. The largest portion of compensation awarded is variable or “at risk” (i.e. short-term and long-term incentive compensation), as opposed to fixed compensation (i.e., base salary). As shown below, between 46% and 61% of each of our currently employed NEOs 2016 compensation was performance-based “at risk” compensation.

45

Base Salary

We pay base salaries in order to attract and retain talented executives and to provide our NEOs with a fixed base of cash compensation. The salaries typically reflect each NEOs experience, skills, knowledge and responsibilities. Competitive market conditions also have an impact on setting salary levels. The salaries of our NEOs are reviewed on an annual basis by our CEO (other than with respect to his own salary, which is reviewed and determined by the Compensation Committee). The table below sets forth the annual base salaries for our NEOs for fiscal 2016.

	2016 Base Salary	2015 Base Salary(1)	% Increase
Name	($)	($)	2015-2016
Gary S. Guidry	$297,907	$297,907	—%
Ryan Ellson	$242,050	$242,050	—%
Jim Evans	$223,430	$215,983	3.4%
David Hardy	$239,071	$239,071	—%
Lawrence West	$223,430	$215,983	3.4%
Duncan Nightingale	$275,266	$275,266	—%

(1)	For ease of comparison, amounts reported in this column are converted from Canadian dollars to U.S. dollars at the exchange rate at December 31, 2016.

Short Term Incentives – Cash Bonus

One of our key compensation objectives is for a significant portion of each NEO’s compensation to be tied to Company performance. Our annual cash bonus plan provides opportunities for our executives, including the NEOs, to earn annual cash bonuses tied to the successful achievement of key operational, financial and market objectives that that drive our business and stockholder value.

In February 2016, the Compensation Committee approved the annual bonus target for each of our NEOs which were calculated as a percentage of their respective base salaries.

The value of the bonus is calculated as below:

The following bonus structure was approved by the Compensation Committee for the following executives in connection with 2016 performance:

	Target Payout as a %	Corporate Performance	Individual Performance
Name	of Base Salary	Weighting	Weighting
Gary S. Guidry	100%	100%	—%
Ryan Ellson	80%	80%	20%
Jim Evans	50%	60%	40%
David Hardy	50%	60%	40%
Lawrence West	50%	60%	40%
Duncan Nightingale	n/a	n/a	n/a

Assessment of Individual Performance

Individual performance has a significant impact on the annual cash bonus for NEOs other than the CEO and is weighted between 20% and 40% of the award with the remaining amount being driven by our performance relative to our performance measures. The individual performance rating for each NEO, other than the CEO, is determined through a formal performance evaluation conducted with the CEO. The performance evaluation measures how each NEO performs against criteria directly related to their position.

46

2016 Corporate Performance Goals and Scores

At the beginning of each fiscal year, the Board of Directors approves the measures (and associated performance targets) that will be used to measure corporate performance for the fiscal year. For 2016, the Board of Directors approved eight goals based on the Company’s budget and operating plan that were considered to be the key drivers to the success of the Company’s business plan for the year, which were used as corporate performance metrics to determine the 2016 annual bonus structure (40% operational, 30% financial, 10% market and 20% strategic). Each of the measures had a threshold level of performance which had to be reached for the measure to contribute to a payout. There is a target level of performance for each element and a stretch level of performance above threshold. Between threshold and target performance, and between target and the stretch maximum, performance factors are graduated according to the performance level actually reached. The Board of Directors met in January 2017 to assess the Corporation’s 2016 performance relative to the pre-established targets. The following table summarizes the results of the assessment:

	Relative	2016	2016
	Weighting	Performance	Performance	Performance
Metric	Factor	Result	Factor Level	Factor

Operational Goals
Gross Field Reserve 2P Additions (MMBOE)(1)	15%	70.1	Maximum	30%
2P Finding, Development & Acquisition Costs (“FD&A”), Including Future Development Costs ($/BOE)(2)	10%	$13.52	Below Target	5%
WI Production before royalties (BOEPD)	15%	27,062	Below Target	7.5%

Financial Goals
General & Administration Expenses ($/BOE)	10%	2.66	Maximum	20%
Operating Expenses ($/BOE)	10%	8.51	Maximum	20%
Funds Flow from Operations ($ millions)(3)	10%	105.0	Below Threshhold	—

Market Goals
Total Shareholder Return	10%	+39%	Maximum	20%

Strategic Goals (4)	20%	Note 4	Above Target	18.3%
	100%			120.8

(1)	2P reserves have been calculated in compliance with Canadian National Instrument 51-101 – Standards of Disclosure for Oil and Gas Activities (“NI 51-101”) and the Canadian Oil and Gas Evaluation Handbook (“COGEH”) and are based on the Company’s 2016 year-end estimated reserves as evaluated by the Company’s independent qualified reserve evaluator McDaniel & Associates Consultants Ltd. in a report with an effective date of December 31, 2016.

(2)	The calculation of FD&A costs incorporates the change in future development costs required to bring proved undeveloped and developed reserves into production. FD&A is calculated by dividing the identified capital expenditures by the applicable reserves additions both before and after changes in future development costs.

(3)	Funds flow from operations is a non-GAAP measure and does not have a standardized meaning under generally accepted accounting principles in the United States of America (“GAAP”). Funds flow from operations is net cash provided by operating activities adjusted for net change in assets and liabilities from operating activities and cash settlement of asset retirement obligation.

(4)	The Strategic Goals include metrics set by the Compensation Committee relating to acquisitions, exploration discoveries, financing and exploration commitments included in the Company’s annual budget and approved by the Board.

47

Actual Annual Cash Bonuses Earned for 2016

The following table shows the 2016 annual cash bonus awards earned by each NEO:

	Base Salary	Target Payout as a %	2016 Cash Bonus	2016 Cash Bonus
	for 2016 ($)	of Base Salary	Awarded ($) (1)	(% of Base Salary)
Gary S. Guidry	297,907	100%	359,723	120.8%
Ryan Ellson	242,050	80%	235,347	97.2%
Jim Evans	223,430	50%	128,845	57.7%
David Hardy	239,071	50%	184,702	77.3%
Lawrence West	223,430	50%	125,866	56.3%
Duncan Nightingale (2)	275,266	50%	n/a	n/a

(1)	2016 Cash Bonuses were paid on February 15, 2017.
(2)	Mr. Nightingale’s employment with us terminated on May 31, 2016 and, as such, he did not receive a cash bonus for 2016.

Long-Term Equity Incentive Program

Our Board of Directors approved a new equity compensation program for 2016 in order to align our compensation program with our renewed short and long-term strategy. Our Compensation Committee and Board of Directors believed it was important to revise our long-term incentive program to incorporate a new form of equity award that vests based on the achievement of key operational goals established by the Board of Directors as described below.

In prior years, all equity awards were subject to vesting conditions based solely on the recipient’s continued employment over a specified period of time i.e. Restricted Stock Units and Stock Options). In contrast, approximately 80% of the value of equity awards granted in 2016 consisted of Performance Stock Units and 20% of the value of equity awards consisted of stock options, based on the fair value at grant date.

2016 Performance Stock Units (“PSUs”) Granted

As part of our long-term incentive plan, PSUs are designed to create a link between executive compensation and increased stockholder value by rewarding NEOs for achievement against key performance metrics over a three-year period. Our goal is to further incentivize our executives to achieve the operational goals established by the Board and to increase share and net asset value for our stockholders.

Each PSU entitles the holder to be issued the number of common shares designated in the performance award multiplied by a payout multiplier, with such common shares (or cash equal in value to such shares) to be issued on dates determined by the Compensation Committee, but no later than March 15 of the year following the year in which the last performance period applicable to the award ends. The payout multiplier is dependent on the performance of the Company relative to pre-defined corporate performance measures for the period. The number of PSUs that vest may range from zero to 200% of the target number granted based on the performance multiplier earned under the terms of the award agreement. Each recipient must also remain in the continuous service of Gran Tierra from the date of grant through the date of settlement in order for the award to vest. PSUs are granted annually.

The PSUs granted to our NEOs in 2016 may become fully vested at the end of the three-year performance period, based upon our performance with respect to four separate performance periods as follows:

Performance Period	Percentage of Target Award Subject to Performance Period
January 1, 2016 - December 31, 2016	20%
January 1, 2017 - December 31, 2017	20%
January 1, 2018 - December 31, 2018	20%
January 1, 2016 - December 31, 2018	40%
100%

48

The calculation of the performance multiplier is as follows:

•	50% weighting: Gran Tierra’s Relative Total Shareholder Return (“TSR”);

•	25% weighting: Gran Tierra’s Net Asset Value (“NAV”) per shares; and

•	25% weighting: execution of strategy (as determined by the Board).

Total Shareholder Return. The Compensation Committee believes that the comparison of Gran Tierra’s TSR over a specified period of time to the returns of peer companies over the same period is an objective external measure of the Company’s effectiveness in translating its results into stockholder returns. TSR is calculated by comparing Gran Tierra’s change in share price plus reinvestment of dividends relative to the performance of a pre-selected peer group of companies with respect to the same measures. The framework included in the table below is used to determining our relative TSR. Results between the performance levels are interpolated on a linear basis.

	Annualized TSR Above/Below	Payout Multiplier
Performance Level	Median of Peers	(% of the Target Award)
Threshold	-15%	0
Target	At median	100
Maximum	20%	200

The Compensation Committee approved the following total shareholder return performance peer group (the “Performance Peer Group”) for the 2016 PSUs:

Callon Petroleum Company	Canacol Energy Ltd.
Cobalt International Energy Inc.	Contango Oil & Gas Company
Jones Energy Inc.	Kosmos Energy Ltd.
Matador Resources Company	Pacific Exploration & Production Corp.
Parex Resources Inc.	Penn West Petroleum Ltd.
Stone Energy Corp.	Synergy Resources Corp.
TransAtlantic Petroleum Ltd.	TransGlobe Energy Corp.
W&T Offshore Inc.

If any of the peer companies undergoes a change in corporate capitalization or a corporate transaction (including, but not limited to, a going-private transaction, bankruptcy, liquidation, merger or consolidation) during the performance period, the Committee shall undertake an evaluation to determine whether such peer company will be replaced. The Committee has pre-approved Tamarack Valley Energy Ltd., Carrizo Oil & Gas Inc., Oasis Petroleum Inc., Denbury Resources Inc., Baytex Energy Corp. and EP Energy Corporation as replacement companies.

The Performance Peer Group was developed with the assistance of our Compensation Consultants to meet at least one of the following specifications: an enterprise value of at least $1 billion; Proved Reserves of 30 million boe; WI production before royalties of 20,000+ BOEPD; production to be at least 50% oil and natural gas liquids. Enterprise value was calculated as the market value of our common stock plus the market value of debt minus cash and investments.

Net Asset Value. NAV per share is based on before tax NPV discounted at 10% of 2P reserves, year-end 2016 net working capital deficit and long term debt of $220.4 million (including convertible senior notes) and 2015 working capital of $160.4 million; number of shares of Gran Tierra’s common stock and exchangeable shares issued and outstanding at December 31, 2016, and 2015 of 399.0 million and 282.0 million, respectively; net working capital and long-term debt at December 31, 2016, and working capital at December 31, 2015, prepared in accordance with generally accepted accounting principles in the United States of America. NAV per share was chosen as a performance metric for our PSUs because it provides an indication of the value of the Company’s reserves on a per share basis. Growth in NAV per share demonstrates the Company’s ability to increase the underlying value of the Company without diluting stockholders. The framework included in the table below is used to assess NAV per share performance. Results between the performance levels are interpolated on a linear basis.

49

	Compound Annual Growth	Payout Multiplier
Performance Level	in NAV/share	(% of the Target Award)
Threshold	less than 8%	0
Target	8%	100
Maximum	12%	200

Strategy. Execution of strategy was chosen as a performance metric for our PSUs because it provides a link to the Company’s success in meeting key milestones and achieving its strategic goals. The Strategic Goals includes metrics set by the Compensation Committee relating to acquisitions, exploration discoveries, financing and exploration commitments included in the Company’s annual budget and approved by the Board.

The following table lists the number of PSUs awarded in 2016 at minimum, target, and maximum levels :

	Minimum # of units	Target # of units	Maximum # of units
Gary S. Guidry	0	312,800	625,600
Ryan Ellson	0	226,600	453,200
Jim Evans	0	134,000	268,000
David Hardy	0	143,500	287,000
Lawrence West	0	134,000	268,000
Duncan Nightingale	n/a	n/a	n/a

2016 Performance Results. In February 2017, the Compensation Committee confirmed and approved the performance results for the portion of the 2016 annual PSU awards that vest based on performance during the one-year performance period ended December 31, 2016, and continued employment through the end of 2018.

For the performance period ended December 31, 2016, the performance results, were as follows:

	2016 Result	Performance Level	Weighting	Payout Multiplier
TSR - Relative TSR above or below median of peers	+37%	Maximum	50%	2.00
NAV - Compound annual growth in NAV per share	8.4%	Above Target	25%	1.10
Strategy		Maximum	25%	2.00
Total Multiplier				1.78

Stock Options

Stock options provide NEOs with an option to buy Gran Tierra common shares at a future date at the exercise price determined at the time of grant.

Our Compensation Committee and Board continues to believe that time-vested stock options are an important element of our equity compensation program because they serve as a strong retention tool while ensuring that the recipient only receives value upon an increase in the value of our common stock. In 2016, the Committee and Board reduced the prevalence of stock options within the LTIP mix to 20% of the value of equity awards granted.

Stock options vest pro-rata annually over three years, beginning with the first anniversary of the date of grant, and have a term of five years, subject to the officer’s continuous provision of services to Gran Tierra through the vesting date (except as otherwise provided in an officer’s award agreement or any employment agreement with Gran Tierra). The exercise price for our stock options is equal to the market price per share at the time of grant. The Compensation Committee meets in the first quarter each year to evaluate, review and approve the annual stock option award design and level of awards for the NEOs.

50

RSUs

No RSUs were granted to NEOs in 2016 as the program has been replaced with grants of PSUs for our executives. RSUs granted prior to 2016 entitle the holder to receive, either the underlying number of shares of our Common Stock upon vesting of such units or, at the option of the Company, a cash payment equal to the value of the underlying shares. RSUs vest over three years, and once an RSU is vested, it is immediately settled.

Equity Awards Granted During 2016

On February 26, 2016, the Compensation Committee approved the following awards under our 2007 Equity Incentive Plan for the NEOs:

		PSUs		Stock Options
	Total LTI Grant	Target #	Grant Date Fair		Grant Date Fair
	Date Fair Value ($)	of units	Value ($) (1)	# of units	Value ($) (1)
Gary S. Guidry	1,052,032	312,800	832,048	190,500	$219,984
Ryan Ellson	762,114	226,600	602,756	138,000	$159,358
Jim Evans	450,669	134,000	356,440	81,600	$94,229
David Hardy	482,522	143,500	381,710	87,300	$100,812
Lawrence West	450,669	134,000	356,440	81,600	$94,229
Duncan Nightingale	n/a	—	0	—	$0

(1)	The grant date fair value reported in this column is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation - Stock Compensation (“ASC 718”).

Benefits

The NEOs are eligible for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executive officers. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, except for limited perquisites provided on a case-by-case basis. In addition, our employees including our executive officers will be paid 100% of their base salary in the event they become disabled while still employed by us, until such time as the executive officer begins to receive long-term disability insurance benefits which is intended to pay two-thirds of base salary to a maximum of $15,000/month to age 70. These are standard basic benefits in our industry and help to retain and recruit key talent.

Share Ownership Guidelines

We have implemented share ownership guidelines for all of our executives, which are designed to align their long-term financial interests with those of our stockholders. The NEO share ownership guidelines are as follows:

Ownership Relative to Base Salary
Position	Guideline	as of December 31, 2016 (1)
CEO	3 X base salary	Exceeds
CFO	2 X base salary	Exceeds
Other NEOs	1 X base salary	Exceeds

If at any time an executive officer does not meet their ownership requirement, they must retain (a) any of our Common Stock owned by them (whether owned directly or indirectly) and (b) any net shares received as the result of the exercise, vesting or payment of any equity award until the ownership requirement is met, in each case unless otherwise approved by the Compensation Committee. For this purpose, “net shares” means the shares of stock that remain after shares are sold or withheld to (i) pay the exercise price for a stock option award or (ii) satisfy any tax obligations, including withholding taxes, arising in connection with the exercise, vesting or payment of an equity award.

51

Compliance with these requirements is evaluated as of December 31 of each year. The value of an individual’s share ownership as of such date is determined by multiplying the number of shares of our stock or other eligible equity interests held by the individual by the greater of the purchase price of the stock or the closing price on December 31 of each year.

In determining stock ownership levels, we include shares of common stock held directly or indirectly by the officer (including shares beneficially owned in a trust, by a limited liability company or partnership, and by a spouse and/or minor children). Outstanding RSUs, PSUs and unexercised stock options are not included. If an executive officer does not satisfy the stock ownership requirements,they must retain all shares acquired on the vesting of equity awards or the exercise of stock options (net of exercise costs and taxes) until compliance is achieved.

During 2016, a number of our NEOs increased their share ownership to express their confidence in our long-term value. The following table shows the number of shares owned at December 31, 2015, the number of shares purchased by each NEO in 2016 and their share ownerships at December 31, 2016, compared with the minimum share ownership guideline:

	Number of Shares	Value of Shares	Minimum	Number of
	Owned as of	Owned as of	Ownership Per	shares purchased	Ownership as of
	December 31, 2016 (#)	December 31, 2016 (1)	Guideline	in 2016 (#)	December 31, 2015 (#)
Gary S. Guidry	2,482,000	$7,495,640	$893,722	161,500	2,320,500
Ryan Ellson	250,030	$755,091	$484,099	30,000	220,030
Jim Evans	251,405	$759,243	$223,430	0	251,405
David Hardy	78,527	$254,058	$239,071	24,000	54,527
Lawrence West	245,030	$739,991	$209,538	45,000	200,030
Duncan Nightingale	n/a	n/a	n/a	0	28,600

(1)	Value is calculated based on the greater of the closing market price per share of our stock on December 30, 2016, which was $3.02, or the original purchase price.

Clawback Provisions

In 2016, the Company adopted a policy specifying that if an executive engages in fraud or intentional misconduct that requires a material restatement of financial results, and the fraud or intentional misconduct results in an incorrect determination that an incentive compensation performance goal had been achieved, the Board may take action to recover any incentive compensation resulting from the incorrect determination that had been paid to the executive during the three-year period preceding the filing of the accounting restatement.

Prohibition on Speculative Trading of Company Stock

We maintain a policy for securities transactions applicable to all officers, directors, and other members of management of the Company which prohibits engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. In addition, our Insider Trading Policy, among other things, prohibits our officers, including our NEOs, directors and employees from trading during quarterly and special blackout periods.

Employment Agreements

The Compensation Committee approves the terms of all NEO employment agreements. The terms of those agreements were structured to attract and retain persons key to our success, as well as to be competitive with compensation practices for executives in similar positions at companies of similar size and complexity. In assessing whether the terms of the employment agreements were competitive, the Compensation Committees received advice from our Compensation Consultant and reviewed appropriate surveys and industry benchmarking data. The employment agreements do not have a fixed term. We entered into employment agreements with each of our NEOs other than Mr. Nightingale and Mr. Hardy during 2015. No changes were made to any of the pre-existing NEO employment agreements during 2016. The terms of the NEO employment agreements provide for certain payments and benefits in connection with a termination of employment and corporate transaction. The Compensation Committee believes these payments allow management to focus their attention and energy on making objective business decisions that are in our best interests without allowing personal considerations to affect their decision-making process. Additionally, executive officers at other companies in our industry and the general market in which we compete for executive talent commonly provide post-termination payments, and we have consistently provided this benefit to certain executives in order to remain competitive in attracting and retaining skilled professionals in our industry.

52

2016 Say-on-Pay Results and Stockholder Outreach

At our 2016 Annual Meeting of Stockholders, our executive compensation program received the support of approximately 52% of the votes cast. While representing majority support for our executive compensation program, we aspire to receive significantly higher levels of support. Our stockholders’ views on our executive compensation program are important to us, and we value and utilize the feedback and insights that we have received, and continue to receive, from our stockholders.

Following our 2016 Say-on-Pay vote, we reached out to our 22 largest institutional stockholders, representing 57% of our outstanding stock measured at September 30, 2016, in an effort to:

•	Better understand the underlying reasons for the Say-on-Pay vote results;

•	Identify any concerns they may have with our executive compensation program; and

•	Obtain their input on how our executive compensation program, disclosure practices and corporate governance may be strengthened.

Eight of those stockholders (owning approximately 23% of our outstanding stock measured at September 30, 2016) agreed to have at least one meeting with us or corresponded that they support our compensation program. The meetings were conducted with the Chairman of the Compensation Committee and/or the Chairman of the Board. In the course of our executive compensation discussions, we also received feedback regarding aspects of the terms of our NEOs’ employment contracts and other aspects of our corporate governance that were of interest to stockholders, specifically the terms and payments resulting from a change of control.

The Compensation Committee believes the core design elements of our executive compensation program are effective at attracting, retaining and incentivizing our NEOs. This belief has been validated by reviewing our program against the market. However, we are working to enhance program design, incorporate best practices and provide greater transparency regarding our program and the link between pay and performance.

The Compensation Committee carefully considered this feedback and has responded to the stockholder concerns which were communicated. The Compensation Committee approved several changes to the Company’s executive compensation program and corporate governance practices after the 2016 annual meeting.

Stockholder Concern/Reason for Change	Compensation/Corporate Governance Change
Stockholder feedback that there is support for more robust executive compensation corporate governance policies	The Company has adopted a clawback policy and stock ownership guidelines
Stockholder feedback that there is a desire for additional disclosure with respect to our obligation to pay a US excise tax if it is incurred by our CEO in connection with a change of control	Additional disclosure included in proxy on page 62. The Company believes that to ensure that Gran Tierra’s executive compensation remains competitive, the CEO should be tax equalized to his Canadian citizen colleagues on payments that are subject to US Excise Tax.
Stockholders’ concern regarding the termination provisions for NEOs	The Compensation Committee will continue to evaluate these provisions

At the 2017 Annual Meeting, stockholders will again have the opportunity to vote to approve Named Executive Officer compensation. We took 2016’s Say-on-Pay results seriously, and we believe we have addressed stockholders’ concerns through our direct conversations with them and through our enhanced disclosure. We invite you to show your support for our compensation program by voting “for” the Advisory Vote to Approve Named Executive Officer Compensation at the 2017 AGM.

53

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Company’s disclosure under “Compensation Discussion and Analysis” contained in this proxy statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this proxy statement.

Members of the Compensation Committee:

Brooke Wade, Chair

Peter Dey

Robert Hodgins

54

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of our NEOs for their performance during the years ended December 31, 2016, 2015 and 2014.

				Stock	Option	All Other
		Salary	Bonus(1)	Awards(2)	Awards(3)	Compensation(4)	Total
Name and Position	Year	($)	($)	($)	($)	($)	($)
Gary S. Guidry (5)	2016	297,907	359,723	832,048	219,984	4,555	1,714,217
President and Chief	2015	187,204	140,173	350,550	896,072	2,238	1,576,237
Executive Officer

Ryan Ellson (6)	2016	242,050	235,347	602,756	159,358	4,555	1,244,066
Chief Financial Officer	2015	151,214	102,601	221,400	522,709	2,228	1,000,152

Jim Evans (7)	2016	223,430	128,845	356,440	94,229	3,997	806,941
Vice President,	2015	134,921	51,301	73,800	298,691	2,228	560,941
Corporate Services

Duncan Nightingale (8)	2016	114,694	—	—	—	1,238,602	1,353,296
Former Executive	2015	267,052	108,382	220,000	326,317	4,798	926,549
Vice President	2014	299,311	129,310	368,025	352,591	314,683	1,463,920

David Hardy	2016	239,071	184,702	381,710	100,812	25,515	931,810
Vice President, Legal	2015	231,936	108,382	88,550	160,393	37,503	626,764
and General Counsel	2014	276,724	103,448	260,750	250,050	51,387	942,359

Lawrence West (9)	2016	223,430	125,866	356,440	94,229	247,069	1,047,034
Vice President,	2015	98,522	51,301	73,800	298,691	154,681	676,995
Exploration

(1)	Amounts reported in the “Bonus” column for each year represent the bonus earned in that year, irrespective of when the bonus amount was paid.

(2)	Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of restricted stock unit and PSU awards, computed in accordance with ASC 718, disregarding estimated forfeitures. The PSU awards are subject to market conditions and have been valued based on the probable outcome of the market conditions as of the grant date. For a discussion of valuation assumptions, see Note 9 - Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2016.

(3)	Amounts reported in the “Option Awards” column represent the aggregate grant date fair value of stock options, computed in accordance with ASC 718. The value ultimately realized by the NEOs upon the actual vesting of the award(s) or the exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of valuation assumptions, see Note 9 - Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2016.

(4)	Amounts reported in the “All Other Compensation” column include severance payments, vacation pay, parking and transportation allowances, group term life insurance, and other perquisites, as shown in the table below.

(5)	Mr. Guidry became President and Chief Executive Officer on May 7, 2015.

(6)	Mr. Ellson became Chief Financial Officer on May 11, 2015.

(7)	Mr. Evans became Vice President, Corporate Services on May 11, 2015.

(8)	Mr. Nightingale ceased to be our Executive Vice president on February 19, 2016 and ceased to be an employee or officer of Gran Tierra on May 31, 2016.

(9)	Mr. West became Vice President, Exploration on May 11, 2015.

55

		Parking and
	Group Term	Transportation		Severance
	Life Insurance	Allowance	Vacation Pay	Payment	Other		Total
Name	($)	($)	($)	($)	($)		($)
Gary S. Guidry	1,055	3,500			—		4.555
Ryan Ellson	1,055	3,500			—		4,555
Jim Evans	1,055	2,942			—		3,997
Duncan Nightingale	47	112	25,938	996,500	216,005	(1)	1,238,602
David Hardy	1,424	2,942	21,149				25,515
Lawrence West	—	—	7,493		239,576	(2)	247,069

(1)	Consists of accelerated vesting of 80,002 unvested RSUs on May 7, 2016.

(2)	Consists of $74,104 allowance for housing and utilities; $77,094 driver, vehicle and vehicle expenses; $60,065 foreign service and hardship allowance; $14,099 goods and services costs; $10,749 club membership; and $3,464 language training. Mr. West currently resides in Bogota, Columbia.

2016 GRANTS OF PLAN-BASED AWARDS

The following table shows certain information regarding grants of plan-based awards granted to the NEOs for the fiscal year ended December 31, 2016:

					All Other
					Option Awards:		Grant
					Number of	Exercise	Date Fair
		Estimated Future Payouts			Securities	or Base	Value of
		Under Equity Incentive Plan Awards			Underlying	Price of	Stock and
	Grant	Threshold	Target	Maximum	Options	Option Awards	Option Awards
Name	Date	(#)	(#)	(#)	(#)	($/Sh)	($)(1)
Gary S. Guidry	March 2, 2016	0	312,800	625,600			832,048
	March 2, 2016				190,500	2.66	219,984
Ryan Ellson	March 2, 2016	0	226,600	453,200			602,756
	March 2, 2016				138,000	2.66	159,358
Jim Evans	March 2, 2016	0	134,000	268,000			356,440
	March 2, 2016				81,600	2.66	94,229
Duncan Nightingale	—	—	—	—			—
David Hardy	March 2, 2016	0	143,500	287,000			381,710
	March 2, 2016				87,300	2.66	100,812
Lawrence West	March 2, 2016	0	134,000	268,000			356,440
	March 2, 2016				81,600	2.66	94,229

(1)	The amounts in this column reflect the aggregate grant date fair value of awards granted to NEOs in 2016 computed in accordance with ASC 718, disregarding estimated forfeitures. The value ultimately realized by each NEO upon the actual vesting of the award(s) or exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of the valuation assumptions, see Note 9 — Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2016.

56

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

The following table shows for the fiscal year ended December 31, 2016, certain information regarding outstanding equity awards held by each of the NEOs.

	Option Awards					Stock Awards
									Equity Incentive	Equity Incentive
	Number of	Number of							Plan Awards:	Plan Awards:
	Securities	Securities							Number of	Market or
	Underlying	Underlying				Number of		Market Value of	Unearned Shares,	Payout Value of
	Unexercised	Unexercised		Option		Shares or Units		Unearned Units	Units or Other	Unearned Shares,
	Options	Options		Exercise		That Have Not		That Have Not	Rights That Have	Units or Other
	(#)	(#)		Price	Option Expiration	Vested		Vested	Not Vested	Rights That Have
Name	Exercisable	Unexercisable		($)	Date	(#)		($)(2)	(#)(3)	Not Vested ($)(2)
Gary Guidry	200,000	400,000	(1)	3.69	May 11, 2020	63,334	(5)	191,269
		190,500	(4)	2.66	March 1, 2021	111,357	(6)	336,298	500,480	1,511,450

Ryan Ellson	116,666	233,334	(1)	3.69	May 11, 2020	40,000	(5)	120,800
	—	138,000	(4)	2.66	March 1, 2021	80,670	(6)	243,623	362,560	1,094,931

Jim Evans	66,666	133,334	(1)	3.69	May 11, 2020	13,334	(5)	40,269
		81,600	(4)	2.66	March 1, 2021	47,704	(6)	144,066	214,400	647,488
Duncan
Nightingale(7)	166,667			3.95	May 31, 2017	—		—	—	—
	30,000			5.90	May 31, 2017
	50,000			8.40	May 31, 2017
	50,000			5.83	May 31, 2017
	75,000			6.28	May 31, 2017
	75,000			7.09	May 31, 2017
	70,000			6.71	May 31, 2017
	295,000			2.75	May 31, 2017

David Hardy	150,000	—		5.90	March 1, 2020	51,086	(6)	154,280	229,600	693,392
	100,000	—		8.40	March 9, 2021
	100,000	—		5.83	February. 28, 2022
	75,000	—		6.28	May 7, 2018
	100,000	—		7.09	February 28, 2019
	145,000	—		2.75	March 3, 2020
		87,300	(4)	2.66	March 1, 2021

Lawrence West	66,666	133,334	(1)	3.69	May 11, 2020	13,334	(5)	40,269
		81,600	(4)		March 1, 2021	47,704	(6)	144,066	214,400	647,488

(1)	The right to exercise the option will vest one-half on May 12, 2017 and one-half on May 12, 2018, in each case if the option holder is still employed by Gran Tierra on such date.

(2)	Calculated using $3.02 which is the closing price of Gran Tierra’s shares on December 30, 2016.

(3)	These amounts include the tranches (representing 80% of the target amount) of the PSU award granted in March of 2016 the vesting of which is still subject to company performance. The applicable performance period for the second tranche (representing 20% of the target amount) is January 1, 2017 through December 31, 2018, and the applicable performance period for the third tranche (representing 20% of the target amount) is January 1, 2018 through December, 2018. The fourth tranche (representing 40% of the target amount) has a performance period which began on January 1, 2016 and will end on December 31, 2018. Because our performance during 2016 exceeded target, the amounts above represent the maximum number of the PSUs that may vest. The actual number of PSUs that vest pursuant to the PSU award granted in March of 2016 will depend on our performance over the applicable performance periods and the NEOs continued employment through the date of settlement.

(4)	The right to exercise the option will vest one-third on March 2, 2017, one-third on March 2, 2018, and one-third on March 2, 2019, in each case if the option holder is still employed by Gran Tierra on such date.

(5)	One-half of the RSUs will vest on May 12, 2017 and the remaining one-half will vest on May 12, 2018.

57

(6)	Provided that our NEOs remain employed through the settlement date, these amounts represent the number of common shares deliverable to each NEO with respect to the first tranche (representing 20% of the target amount) of the PSU award granted in March of 2016. These amounts represent the actual number of common shares earned pursuant to the terms of the PSUs for the performance period from January 1, 2016 through December 31, 2016. This tranche became earned at 178% of target. The awards are enumerated in this column because while the performance element of vesting for the awards has been fulfilled, the continued service requirement for vesting has not. If the NEOs do not remain employed through the settlement date, they will forfeit the awards. As such, the awards were not fully vested as of December 31, 2016.

(7)	In connection with the termination of his employment, Mr. Nightingale’s outstanding options will only remain exercisable through May 31, 2017.

2016 OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the aggregate number of RSUs that vested during the fiscal year ended December 31, 2016, for the NEOs. There were no option exercises for the NEOs during the fiscal year ended December 31, 2016, and no PSUs vested during the fiscal year ended December 31, 2016.

	Stock Awards
	Number of Shares	Value Realized on
	Acquired on Vesting	Vesting
Name	(#)(1)	($)(2)
Gary S. Guidry	31,666	87,082
Ryan Ellson	20,000	55,000
Jim Evans	6,666	18,332
Duncan Nightingale	123,335	323,038
David Hardy	66,668	172,720
Lawrence West	6,666	18,332

(1)	All RSUs that vested during 2016 were settled in cash, and no shares of common stock were issued.

(2)	The amounts in this column were calculated by multiplying the number of shares of common stock subject to the RSU that vested by the closing market price of common stock on the vesting date.

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE OF CONTROL

Mr. Nightingale

In connection with Mr. Nightingale’s separation from employment on May 31, 2016, we entered into a Severance Agreement providing for the following:

•	Lump sum cash payment of $996,500;

•	Vesting of 80,002 unvested RSUs on May 7, 2016 valued at $216,005;

•	Vesting of unvested stock options on May 7, 2016 valued at $67,850, the difference between the closing market price on May 31, 2016 of $2.98 and the exercise price of each outstanding option; and

•	All outstanding stock options will remain exercisable through May 31, 2017.

Messrs. Guidry, Ellson, Evans and West

In the event that Messrs. Guidry, Ellson, Evans or West die, voluntarily resign (without good reason, as defined below), or their employment is terminated by Gran Tierra for cause (as defined below), the executive will not be entitled to receive any further compensation or benefits whatsoever other than those which have accrued up to the executive’s last day of active service.

The NEOs are entitled to severance payments in the event of an involuntary termination of employment by Gran Tierra other than for cause or a termination of employment by the NEO for good reason, as follows:

58

Base Salary + Bonus Earned during 12 months preceding
Termination multiplied by:
Gary Guidry	2
Ryan Ellson	1.5
Jim Evans	1
Lawrence West	1

In addition, if Mr. Guidry is required to file a US income tax return with the Internal Revenue Service, and if any of the payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus the amount necessary to put him in the same after-tax position as if no Excise Tax had been imposed. The Company believes that to ensure Gran Tierra’s executive compensation remains competitive, the CEO should be tax equalized to his Canadian citizen colleagues on payments that are subject to US Excise Tax. In 2016, this amount would have been $1,205.850.

Pursuant to the employment agreements for each of Messrs. Guidry, Ellson, Evans and West, “cause” means any act or omission of the executive which would, at common law, permit an employer to terminate the employment of an employee without notice or payment in lieu of notice.

As defined in the employment agreements for each of Messrs. Guidry, Ellson, Evans and West, “good reason” generally means any of the following without the executive’s express written consent:

(a)	an adverse change in position, titles, duties or responsibilities, except in connection with the termination of employment for cause;

(b)	a reduction by the company of the executive’s base salary except to the extent that the annual base salaries of all other executive officers are similarly reduced or any change in the basis upon which the Executive’s annual compensation is determined or paid if the change is adverse to the executive (excluding changes to the annual bonus);

(c)	a change in control (as defined below) of Gran Tierra Energy Inc. or Gran Tierra Energy Canada ULC occurs; or

(d)	any breach by the Company of any material provision of the employment agreement.

As defined in the amendment to the employment agreements with Messrs. Nightingale and Hardy, “change in control” generally means any of the following (note, “Company” includes either Gran Tierra Energy Inc. or Gran Tierra Energy Canada ULC):

(1)	a sale of all or substantially all of the assets of the Company;

(2)	a merger or consolidation in which the Company is not the surviving corporation;

(3)	a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted into other property; or

(4)	the acquisition by any person, entity or group of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

59

The following events will generally constitute a “change in control” pursuant to the employment agreements with each of Messrs. Guidry, Ellson, Evans and West:

(1)	a disposition of all or substantially all of the assets of Gran Tierra or GTE ULC;

(2)	a majority of the voting securities of Gran Tierra Energy Canada ULC cease to be controlled, directly or indirectly, by Gran Tierra; or

(c)	a merger or other transaction of Gran Tierra with or into another company pursuant to which any person or combination of persons thereafter holds a greater number of voting securities of the continuing company than the number of voting securities of the continuing company held by former shareholders of Gran Tierra Energy, Inc.

Upon a termination of employment, each of Messrs. Guidry, Ellison, Evans and West forfeit any unvested RSUs and stock options

Mr. Hardy

During 2015, Mr. Hardy entered into an amendment to his employment agreement with Gran Tierra which provides that:

(1)	within 30 days of termination of the executive’s employment with us, whether by us, by the executive (including, without limitation, termination for good reason) or by death or permanent disability of the executive, the executive will be entitled to receive a cash payment equal to the greater of:

a.	$476,879; or

b.	1.5 times multiplied by all base salary and bonus amounts either payable or paid during the 12 months preceding the executive’s termination of employment;

(2)	acceleration of the executive’s equity awards upon the earlier to occur, if any, of May 7, 2016 (if still employed with Gran Tierra on that date), the date Gran Tierra terminates his employment, and the date the executive resigns for good reason (as defined below); and

(3)	subject to approval by the Toronto Stock Exchange, the post-termination exercise period of the executive’s stock options will be extended to the earlier to occur of one year from the date of termination of employment and the original expiration date of the stock option.

In May 2015, in connection with the settlement agreement with West Face Capital Inc., David Hardy entered into an amendment to his employment agreements with Gran Tierra which provide that: (1) upon the executive ceasing to be employed by Gran Tierra, the executive will be entitled to receive the cash severance payment to which he would have been entitled under his then current employment agreement if his employment with Gran Tierra was terminated following a change of control of Gran Tierra; (2) that his equity awards will vest upon the earlier to occur, if any, of May 7, 2016 (if still employed with Gran Tierra on that date), the date Gran Tierra terminates his employment, and the date he resigns for good reason (as defined in the amendment); and (3) subject to approval by the Toronto Stock Exchange, the post-termination exercise period of his stock options will be extended to the earlier to occur of one year from the date of termination of employment and the original expiration date of the stock option.

The definition of “good reason” in the employment agreement for Mr. Hardy is the same as the definition summarized above for Messrs. Messrs. Guidry, Ellson, Evans and West.

As defined in the amendment to the employment agreement with Mr. Hardy, “cause” generally means any of the following:

(i)	participation in a fraud or dishonesty against the company;

(ii)	participation in an act of dishonesty against the company intended to result in your personal enrichment;

(iii)	the intentional making by the executive of any material personal profit at the expense of the company without the prior written consent of the company;

60

(iv)	willful material breach by the executive of a provision of the employment agreement or of the company’s written policies;

(v)	intentional significant damage to the company’s property; or

(vi)	conduct by you that, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve, provided that the company will provide the executive a notice describing the nature of the gross unfitness and the executive will have ten (10) days to cure.

The Company cannot terminate the executive’s employment for cause unless and until the executive receives a copy of a resolution adopted by at least a majority of the Board finding that in the good faith opinion of the Board that “cause” exists and specifying the particulars thereof in reasonable detail.

2007 Equity Incentive Plan

Except as otherwise stated in the 2007 Equity Incentive Plan, in the event of specified significant corporate transactions (as defined in the 2007 Equity Incentive Plan), such as a sale or other disposition of all or substantially all of Gran Tierra’s assets, a sale of at least 50% of Gran Tierra’s outstanding securities, a merger in which Gran Tierra is not the surviving entity, or a merger in which Gran Tierra is the surviving entity, but Gran Tierra’s common stock outstanding immediately prior to the transaction is exchanged or converted into other property, any surviving corporation or acquiring corporation may assume, continue or substitute similar awards for any or all outstanding stock awards under the 2007 Equity Incentive Plan. Regardless of whether any surviving corporation or acquiring corporation does assume or continue any or all such outstanding stock awards or substitute similar stock awards for such outstanding stock awards, with respect to stock awards that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, (i) the vesting of such stock awards (and, if applicable, the time at which such stock awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such corporate transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the corporate transaction), and (ii) any reacquisition or repurchase rights held by the Company with respect to such stock awards shall terminate if not exercised prior to the effective time of the corporate transaction.

61

Estimated Potential Payments

The table below estimates the amounts payable if an involuntary termination of employment without cause, a termination for good reason or a specified corporate transaction had occurred on December 31, 2016, for the NEOs using $3.02, the closing price of the stock on that date.

		Acceleration of Vesting
	Cash	Stock
	Severance	Options	RSUs	PSUs	Total
Name	($)	($) (1)	($)(1)	($)(1)	($)
Gary S. Guidry (2)
Termination without Cause or Resignation for Good Reason	1,315,260	—	—	—	1,315,260
Corporate Transaction	—	68,580	191,269	944,656	1,204,505
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	1,315,260	68,580	191,269	944,656	2,519,765

Ryan Ellson
Termination without Cause or Resignation for Good Reason	716,096	—	—		716,096
Corporate Transaction	—	49,680	120,800	684,332	854,812
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	716,096	49,680	120,800	684,332	1,570,908

Jim Evans
Termination without Cause or Resignation for Good Reason	352,275	—	—	—	352,275
Corporate Transaction	—	29,376	40,269	404,680	474,325
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	352,275	29,376	40,269	404,680	826,600

David Hardy
Termination without Cause or Resignation for Good Reason	635,660	—	—	—	635,660
Corporate Transaction	—	70,578	—	433,370	503,948
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	635,660	70,578	—	433,370	1,139,608

Lawrence West
Termination without Cause or Resignation for Good Reason	349,296	—	—		349,296
Corporate Transaction	—	29,376	40,269	404,680	474,325
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	349,296	29,376	40,269	404,680	823,621

(1)	Unvested equity awards will accelerate and become fully vested immediately prior to a Corporate Transaction. With respect to stock options, the value is calculated as (a) the difference between $3.02, the closing price of our common stock on December 30, 2016, and the exercise price of the applicable option, multiplied by (b) the number of unvested options subject to accelerated vesting held by the applicable NEO. With respect to RSUs, the value is calculated as (a) $3.02, the closing price of our common stock on December 30, 2016, multiplied by (b) the number of unvested RSUs subject to accelerated vesting held by the applicable NEO. With respect to PSUs, the value is calculated as (a) $3.02, the closing price of our common stock on December 30, 2016, multiplied by (b) the number of unvested DSUs subject to accelerated vesting held by the applicable NEO, assuming a performance factor of 1.

(2)	Under the terms of Mr. Guidry’s employment agreement, as he is required to file a US income tax return with the Internal Revenue Service, and as certain payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus the amount necessary to put him in the same after-tax position as if no Excise Tax had been imposed. The Company believes that to ensure Gran Tierra’s executive compensation remains competitive, the CEO should be tax equalized to his Canadian citizen colleagues on payments that are subject to US Excise Tax. In 2016, this amount would have been $1,205,850, calculated as follows:

Total termination payment	2,519,765
Gross-Up of taxable income	1,205,850
Total taxable income	3,725,615

Canadian tax payable	1,788,295
Net cash	1,937,320
US Excise tax payable	627,042
Net after tax	1,310,278

62

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions Policy and Procedures

Gran Tierra discourages transactions with related persons. The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and approving or disapproving any related person transactions, as defined under Regulation S-K, Item 404. In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

Gran Tierra engaged Paradigm Capital Inc. as an initial purchaser in connection with its April 2016 issuance of 5.00% Convertible Senior Notes due 2021 (“Convertible Notes”) and as an underwriter in connection with its November 2016 issuance of common stock. Peter Dey, one of our directors, serves as the chairman of Paradigm Capital Inc. Paradigm Capital Inc. purchased $2 million of Convertible Notes and 433,350 shares of common stock (for $1,248,048) in these transactions. These transactions were approved by the Audit Committee during deliberations from which Mr. Dey recused himself.

Other than the transactions described above, there have been no related party transactions since January 1, 2016, where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

Certain Related-Person Transactions

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Delaware law and Gran Tierra’s Bylaws.

63

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2018 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 900, 520 - 3rd Avenue S.W., Calgary, Alberta, T2P 0R3, Canada), not later than the close of business on November 21, 2017. If the date of the 2018 annual meeting is changed by more than 30 days from the date of the 2017 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2018 Annual Meeting. There is no minimum number of shares required to be held by a stockholder interested in submitting a proposal for inclusion in our proxy materials.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders (other than matters properly brought under Rule 14a-8) at the 2018 annual meeting of stockholders only by sending to our Corporate Secretary a notice containing the information required by our Bylaws. Notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the public announcement of the date of the annual meeting was made by Gran Tierra, notice may be made not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Gran Tierra. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials. A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker. Direct your written request to Gran Tierra Energy Inc., Diane Phillips, Corporate Secretary, 900, 520 – 3 Avenue S.W., Calgary, Alberta T2P 0R3, Canada or contact David Hardy, Vice President, Legal and General Counsel, at (403) 265-3221. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

64

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Gary Guidry
Gary S. Guidry
President and Chief Executive Officer

March 20, 2017

A copy of Gran Tierra’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2016, is available without charge upon written request to: Gran Tierra Energy Inc., 900,520 – 3 Avenue S.W., Calgary, Alberta T2P 0R3, Canada, Attention: Corporate Secretary.

GLOSSARY OF OIL AND GAS TERMS

BOE	barrels of oil equivalent
MMBOE	million barrels of oil equivalent
BOEPD	barrels of oil equivalent per day

Gas volumes are converted to BOE at the rate of 6 Mcf of gas per bbl of oil, based upon the approximate relative energy content of gas and oil. The rate is not necessarily indicative of the relationship between oil and gas prices. BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

All dollar ($) amounts referred to in this Proxy Circular are United States (U.S.) dollars, unless otherwise indicated.

Per BOE amounts are based on WI sales before royalties. For per BOE amounts based on net after royalty (“NAR”) production, see Gran Tierra’s Annual Report on Form 10-K filed February 28, 2017. Unless otherwise expressly stated, all reserves and resources values contained in this press release have been calculated in compliance with Canadian National Instrument 51-101 – Standards of Disclosure for Oil and Gas Activities (“NI 51-101”) and the Canadian Oil and Gas Evaluation Handbook (“COGEH”) and are based on the Company’s 2016 year-end estimated reserves as evaluated by the Company’s independent qualified reserve evaluator McDaniel & Associates Consultants Ltd. in a report with an effective date of December 31, 2016 (the “GTE McDaniel Reserves Report”). See Gran Tierra’s Statement of Reserves Data and other Oil and Gas Information filed on SEDAR on March 1, 2017 for additional information.

65

GranTierra energy inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3 and FOR EVERY YEAR on Proposal 4.

1. Election of Directors.
   Nominees:

	For	Against	Abstain
01 - Gary S. Guidry	☐	☐	☐
02 - Peter Dey	☐	☐	☐
03 - Evan Hazell	☐	☐	☐
04 - Robert B. Hodgins	☐	☐	☐
05 - Ronald Royal	☐	☐	☐
06 - David P. Smith	☐	☐	☐
07 - Brooke Wade	☐	☐	☐

	For	Against	Abstain
2. Proposal to ratify the appointment of Deloitte LLP as the independent registered public accounting firm for 2017.	☐	☐	☐
3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.'s named executive officers, as disclosed in the proxy statement.	☐	☐	☐

	Every Year	Every Two Years	Every Three Years	Abstain
4. Proposal to approve, on an advisory basis, the frequency of stockholder advisory votes on the compensation of Gran Tierra Energy Inc.'s named executive officers.	☐	☐	☐	☐

Note: To conduct any other business properly brought before the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 1 7 8 8 2 2

02JTCD

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at http://www.edocumentview.com/GTE.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

GranTierra energy inc.

Annual Meeting Proxy — Gran Tierra Energy Inc.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 3, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholders hereby appoint Gary S. Guidry, Ryan Ellson and David Hardy, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at **3:00 p.m. (Mountain time) on May 3, 2017, at the Centennial Place, 3rd Floor, West Tower, 250-5 Street SW, Calgary, Alberta, Canada T2P 0R4,** and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting. For directions to the meeting, please visit www.grantierra.com.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2 AND 3 AND FOR EVERY YEAR ON PROPOSAL 4. THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE AS INSTRUCTED IN THIS PROXY CARD.

GranTierra energy inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 p.m., Mountain Time, on May 1, 2017.

Vote by Internet

- Go to **www.investorvote.com/GTE**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3 and FOR EVERY YEAR on Proposal 4.

1. Election of Directors.
Nominees:

Nominee	For	Against	Abstain
01 - Gary S. Guidry	☐	☐	☐
02 - Peter Dey	☐	☐	☐
03 - Evan Hazell	☐	☐	☐
04 - Robert B. Hodgins	☐	☐	☐
05 - Ronald Royal	☐	☐	☐
06 - David P. Smith	☐	☐	☐
07 - Brooke Wade	☐	☐	☐

	For	Against	Abstain
2. Proposal to ratify the appointment of Deloitte LLP as the independent registered public accounting firm for 2017.	☐	☐	☐
3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.'s named executive officers, as disclosed in the proxy statement.	☐	☐	☐

	Every Year	Every Two Years	Every Three Years	Abstain
4. Proposal to approve, on an advisory basis, the frequency of stockholder advisory votes on the compensation of Gran Tierra Energy Inc.'s named executive officers.	☐	☐	☐	☐

Note: To conduct any other business properly brought before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 3 1 7 8 8 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02JTBD

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at
http://www.edocumentview.com/GTE.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

GranTierra energy inc.

Annual Meeting Proxy — Gran Tierra Energy Inc.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 3, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholders hereby appoint Gary S. Guidry, Ryan Ellson and David Hardy, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at **3:00 p.m. (Mountain time) on May 3, 2017, at the Centennial Place, 3rd Floor, West Tower, 250-5 Street SW, Calgary, Alberta, Canada T2P 0R4,** and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting. For directions to the meeting, please visit www.grantierra.com.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2 AND 3 AND FOR EVERY YEAR ON PROPOSAL 4. THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE ONLINE AS INSTRUCTED IN THIS PROXY CARD.

GRAN TIERRA EXCHANGECO INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

Fold

Voting Instruction Form ("VIF") - Annual Meeting to be held on Wednesday, May 3, 2017

Notes to VIF

1. This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 15:00 pm, (Mountain Time), on Monday, May 1, 2017, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.
2. If this voting direction is not signed by the Holder (as defined below) of Gran Tierra Exchangeco Inc. Exchangeable Shares, the votes to which the Holder of the Gran Tierra Exchangeco Inc. is entitled will not be exercised.
3. If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.
4. This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Gran Tierra Exchangeco Inc. Exchangeable Shares are registered.
5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
6. A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

Fold

VIF's submitted must be received by 15:00 pm, (Mountain Time), on Monday, May 1, 2017.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this VIF.
Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01AKSB

PLEASE SELECT ONE OF THE FOLLOWING:

☐ **Direct the Trustee to Vote Gran Tierra Exchangeco Inc. Exchangeable Shares**
The Holder hereby directs the Trustee to vote as indicated.

☐ **Appointment of Company Management as Proxy**
The Holder hereby appoints Gary Guidry, Ryan Ellson and David Hardy, or any of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Exchangeco Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐ **Appointment of the Holder, or the Holder's Designee as Proxy**
The Holder hereby appoints ______________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Exchangeco Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GRAN TIERRA EXCHANGECO INC. EXCHANGEABLE SHARES AS INDICATED.

The undersigned holder (the "Holder") of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited and Gran Tierra Energy Inc. (the "Company") has the right to instruct Computershare Trust Company of Canada (the "Trustee") in respect of the exercise of the Holder's votes at the Annual meeting of stockholders of the Company to be to be held at Centennial Place, 3rd Floor, West Tower, 250 - 5 Avenue S.W., Calgary, Alberta T2P 0R4 on May 3, 2017 (the "Meeting"), as follows:

Fold

- To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint a representative of the Company's management as proxy to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint the Holder, or the Holder's designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER'S GRAN TIERRA EXCHANGECO INC. EXCHANGEABLE SHARES WILL NOT BE VOTED

1. Election of Directors

	For	Against	Abstain
01. Gary S. Guidry	☐	☐	☐
02. Peter Dey	☐	☐	☐
03. Evan Hazell	☐	☐	☐
04. Robert B. Hodgins	☐	☐	☐
05. Ronald Royal	☐	☐	☐
06. David P. Smith	☐	☐	☐
07. Brooke Wade	☐	☐	☐

2. Ratification of Selection of Independent Auditors

For	Against	Abstain
☐	☐	☐

Fold

3. Advisory Vote to Approve Named Executive Compensation

For	Against	Abstain
☐	☐	☐

4. Advisory Vote on Frequency of Advisory votes to Approve Named Executive Compensation

Every Year	Every Two Years	Every Three Years	Abstain
☐	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this VIF will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

GRQQ 219507 AR0

01AKTE

Thor Industries, Inc. 2016 Equity and Incentive Plan

GRAN TIERRA GOLDSTRIKE INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

Fold

Voting Instruction Form ("VIF") - Annual Meeting to be held on Wednesday, May 3, 2017

Notes to VIF

1. This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 15:00 pm, (Mountain Time), on Monday, May 1, 2017, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.
2. If this voting direction is not signed by the Holder (as defined below) of Gran Tierra Goldstrike Inc. Exchangeable Shares, the votes to which the Holder of the Gran Tierra Goldstrike Inc. is entitled will not be exercised.
3. If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.
4. This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Gran Tierra Goldstrike Inc. Exchangeable Shares are registered.
5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
6. A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

Fold

VIF's submitted must be received by 15:00 pm, (Mountain Time), on Monday, May 1, 2017.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01AKUB

Thor Industries, Inc. 2016 Equity and Incentive Plan

PLEASE SELECT ONE OF THE FOLLOWING:

☐ **Direct the Trustee to Vote Gran Tierra Goldstrike Inc. Exchangeable Shares**
The Holder hereby directs the Trustee to vote as indicated.

☐ **Appointment of Company Management as Proxy**
The Holder hereby appoints Gary Guidry, Ryan Ellson and David Hardy, or any of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Goldstrike Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐ **Appointment of the Holder, or the Holder's Designee as Proxy**
The Holder hereby appoints ______________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Goldstrike Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GOLDSTRIKE EXCHANGEABLE SHARES AS INDICATED.

The undersigned holder (the "Holder") of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Goldstrike Inc. and Gran Tierra Energy Inc. (the "Company") has the right to instruct Computershare Trust Company of Canada (the "Trustee") in respect of the exercise of the Holder's votes at the Annual meeting of stockholders of the Company to be to be held at Centennial Place, 3rd Floor, West Tower, 250 - 5 Avenue S.W., Calgary, Alberta, T2P 0R4 on May 3, 2017 (the "Meeting"), as follows:

- To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint a representative of the Company's management as proxy to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint the Holder, or the Holder's designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER'S GRAN TIERRA GOLDSTRIKE INC. EXCHANGEABLE SHARES WILL NOT BE VOTED

1. Election of Directors

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01. Gary S. Guidry	☐	☐	☐	02. Peter Dey	☐	☐	☐	03. Evan Hazell	☐	☐	☐
04. Robert B. Hodgins	☐	☐	☐	05. Ronald Royal	☐	☐	☐	06. David P. Smith	☐	☐	☐
07. Brooke Wade	☐	☐	☐								

2. Ratification of Selection of Independent Auditors

For	Against	Abstain
☐	☐	☐

3. Advisory Vote to Approve Named Executive Compensation

For	Against	Abstain
☐	☐	☐

4. Advisory Vote on Frequency of Advisory votes to Approve Named Executive Compensation

Every Year	Every Two Years	Every Three Years	Abstain
☐	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this VIF will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

GRQQ 219507 XXXX AR0

01AKVF